UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2013

Date of reporting period:	June 1, 2012 — November 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11|30|12

A world of investing.™
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 12

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	19

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Our allocation of assets among permitted asset categories may hurt performance. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund involves the risk that the stock prices of the companies in the portfolio will fall or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

In recent months, Europe’s sovereign debt crisis and the threat of the “fiscal cliff” in the United States have contributed to heightened market volatility and have curtailed economic growth.

Even with these challenges, the U.S. economy has exhibited resiliency, with employment, housing, and GDP data all improving. While most of Europe is mired in recession, slow but steady progress is being made to resolve the eurozone’s years-long debt crisis. Meanwhile, China, the world’s second-largest economy, is showing strength in its important manufacturing sector.

Putnam’s portfolio managers and analysts are trained to look for opportunities and manage downside risk in volatile market environments. We also believe in the importance of relying on the expertise of a financial advisor as you work toward your long-term financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Jeff, the first half of the fund’s fiscal year coincided with a rebound in equity markets. What factors helped stocks?

Stocks performed well from the end of May through the end of November primarily because the world’s great macro risks gradually retreated. The fear of a major financial crisis in Europe eased as the European Central Bank [ECB] took more decisive and powerful measures to stabilize bond markets. China’s economy found firmer footing, and the U.S. economy picked up a little steam after appearing to stall early in the year. At the beginning of the period, there was widespread concern that one or more of these risks could trigger a full-blown crisis. Instead, each one eased.

Did stocks advance broadly during the reporting period?

Yes. It was another sign of the “risk-on, risk-off” phenomenon we have seen over the past few years, when there is a high correlation in the movement of different types of stocks. U.S. stocks had positive results in almost every month of the period, and international stocks had even more consistent gains and greater overall appreciation. Emerging markets also advanced more than U.S. stocks, although they lagged developed markets. Small-company stocks did better than large company stocks during the semiannual period, reflecting investors’ inclination to take on greater risk, in our view. The fund had positions in all of these areas.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/12. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

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How did your stock selections fare?

Our active stock selection strategy had an overall modest beneficial impact on results. The fund’s return before sales charges was greater than the 9.33% advance of its primary benchmark, the Russell 3000 Index, and matched that of its secondary benchmark, the Putnam Equity Blended Index, which also includes international indexes.

Our stock selection choices helped to offset a minor disadvantage that came from our decision to favor U.S. stocks over non-U.S. stocks during the period. We did this because at the start of the period, we believed risks were greater outside the United States than in it. In fact, we believe that’s one reason that international markets ultimately outperformed the United States for the period as a whole — they were rallying from more deeply discounted levels.

Can you discuss the results of some top individual holdings?

One of the top contributors to fund performance during the period was Google. The company continues to be the dominant Internet search engine and is benefiting from an increasing amount of advertising dollars moving to online ads rather than to traditional media. To help protect its dominance, Google has been investing in its YouTube site and its open-access Android software for smartphones and mobile devices.

Another large holding that contributed positively to fund results in the period was oil company Exxon Mobil. The company has been one of the most efficient in its industry, achieving some of the highest returns on capital. Its expertise is valuable in developing new sources of oil and natural gas.

One of the weakest stocks in the portfolio was Microsoft. While the company continues to dominate desktop computers with its Windows PC operating system, the desktop market itself is under threat from tablet, mobile devices, and cloud computing in general. Microsoft is in the midst of responding to these business challenges by developing alternative devices and software

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/12. Short-term holdings are excluded. Holdings will vary over time.

4	Dynamic Asset Allocation Equity Fund

integrated with the Windows system, but in recent months the stock has underperformed the market. However, it remains undervalued with future growth potential, in our view.

What impact did currencies have on performance?

During this period, currency exposures had little overall impact. As a fund that invests globally, we have a variety of currency exposures in the portfolio. The currency exposures are achieved both by owning international securities and by active strategies using forward currency contracts, a type of derivative. In some cases, we establish currency exposures with the goal of adding to performance, while in other cases the intent is to hedge foreign exchange risk that we consider unattractive.

Did other types of derivatives play a role in your strategies?

We used futures contracts to attempt to manage exposure to market risk, or to gain equity exposure with our cash holdings. With total return swaps, we managed specific sector, industry, and market exposures, and attempted to hedge the risks involved with these exposures.

What is your outlook for markets and the fund in coming months?

We believe that the major story of calendar year 2012 was a gradual reduction in macro risks as, one by one, Europe, China, and the United States managed to avoid the worst-case scenarios investors had foreseen. This process of easing fears put the wind at the back of markets.

Now that macro risks have seemingly subsided, we believe that in 2013 there will be less of a tailwind for markets, but the environment overall has become generally more benign. We believe that corporate profits are likely to remain at strong levels,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Dynamic Asset Allocation Equity Fund	5

and that security prices are not generally overvalued. The U.S. housing market appears to be gaining vigor, and we believe it may help to lift the overall economy in 2013.

A new significant risk to highlight is the uncertainty surrounding federal budget issues in 2013 and the degree of fiscal contraction that might be a drag on the economy. At the end of the fund’s reporting period, November 30, the government had not yet resolved its policy deadlock, and new legislation enacted in early 2013 addressed tax rates primarily, rather than spending policies. Uncertainty about the federal budget is one reason we have less of a preference for U.S. stocks. The portfolio has a more neutral regional positioning as we enter the second half of the fiscal year.

Jeff, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

6	Dynamic Asset Allocation Equity Fund

IN THE NEWS

While the U.S. economy continues to gather strength in several key areas, estimates for overall global economic growth in 2012 and 2013 have been downgraded. The Organisation for Economic Co-operation and Development (OECD) revised its global GDP projections from 3.4% to 2.9% for 2012 and from 4.2% to 3.4% for 2013. The primary barriers to growth include the eurozone’s debt crisis and, to a lesser degree, the impending U.S. “fiscal cliff.” For the eurozone, the Paris-based think tank predicts negative growth of –0.4% in 2012 and –0.1% in 2013, before climbing to a tepid 1.3% in 2014. U.S. GDP growth may be significantly better, however: 2.2% for 2012, slowing to 2% in 2013, before increasing to 2.8% in 2014, according to the OECD.

Dynamic Asset Allocation Equity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/12

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	82.73%	72.22%	82.71%
Annual average	16.93	15.14	16.92

3 years	30.43	22.97	30.32
Annual average	9.26	7.14	9.23

1 year	15.77	9.08	15.76

6 months	11.18	4.75	11.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 11/30/12

		Putnam Equity	Lipper Multi-Cap Core
	Russell 3000 Index	Blended Index	Funds category average*

Life of fund	90.15%	86.29%	81.00%
Annual average	18.14	17.51	16.54

3 years	39.73	32.12	32.80
Annual average	11.80	9.73	9.84

1 year	15.95	15.15	13.09

6 months	9.33	11.18	9.10

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 11/30/12, there were 799, 777, 666, and 619 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/12

	Class A		Class Y

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/12	$10.11	$10.73	$10.11

11/30/12	11.24	11.93	11.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	85.90%	75.21%	86.04%
Annual average	17.04	15.29	17.06

3 years	28.99	21.60	29.08
Annual average	8.86	6.74	8.88

1 year	17.40	10.70	17.50

6 months	8.80	2.56	8.90

Dynamic Asset Allocation Equity Fund	9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/12*	1.33%†	1.08%

Total annual operating expenses for the fiscal year ended 5/31/12	2.08%†	1.83%

Annualized expense ratio for the six-month period ended 11/30/12	1.05%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/13.

† No payments under the fund’s distribution and service (12b-1) plan have been authorized by the Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2012, to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.56	$5.56

Ending value (after expenses)	$1,111.80	$1,111.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2012, use the following calculation method. To find the value of your investment on June 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.32	$5.32

Ending value (after expenses)	$1,019.80	$1,019.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2012, Putnam employees had approximately $340,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund	13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

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• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable

Dynamic Asset Allocation Equity Fund	15

to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its

16	Dynamic Asset Allocation Equity Fund

institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one-year period ended December 31, 2011. Putnam Dynamic Asset Allocation Equity Fund’s class A shares’ return net of fees and expenses was negative and trailed the return of its internal benchmark over this one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts

Dynamic Asset Allocation Equity Fund	17

so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18	Dynamic Asset Allocation Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund	19

The fund’s portfolio 11/30/12 (Unaudited)

COMMON STOCKS (93.2%)*	Shares	Value

Advertising and marketing services (—%)
Millennial Media, Inc. †	111	$1,526

Nu Skin Enterprises, Inc. Class A	114	5,176

ValueClick, Inc. †	83	1,566

		8,268
Aerospace and defense (1.3%)
Alliant Techsystems, Inc.	74	4,440

Embraer SA ADR (Brazil)	213	5,310

European Aeronautic Defense and Space Co. NV (France)	668	22,492

Lockheed Martin Corp.	1,228	114,571

Raytheon Co.	1,733	99,005

Smith & Wesson Holding Corp. †	273	2,894

Sturm Ruger & Co., Inc.	91	5,332

		254,044
Agriculture (0.2%)
Andersons, Inc. (The)	16	675

Archer Daniels-Midland Co.	88	2,350

Black Earth Farming, Ltd. SDR (Jersey) †	158	235

Cresud S.A.C.I.F. y A. ADR (Argentina)	64	549

First Resources, Ltd. (Singapore)	4,000	6,980

Golden Agri-Resources, Ltd. (Singapore)	16,000	8,651

GrainCorp, Ltd. (Australia)	187	2,322

KWS Saat AG (Germany)	3	945

PT Astra Agro Lestari Tbk (Indonesia)	500	938

SLC Agricola SA (Brazil)	71	594

Vilmorin & Cie (France)	7	820

Viterra, Inc. (Canada)	156	2,442

Wilmar International, Ltd. (Singapore)	1,000	2,613

		30,114
Airlines (0.5%)
Alaska Air Group, Inc. †	60	2,565

Delta Air Lines, Inc. †	4,907	49,070

International Consolidated Airlines Group SA (Spain) †	2,761	7,426

SkyWest, Inc.	261	3,025

Turk Hava Yollari (Turkey) †	4,098	12,063

United Continental Holdings, Inc. †	1,472	29,764

US Airways Group, Inc. †	209	2,694

		106,607
Automotive (1.4%)
Brilliance China Automotive Holdings, Inc. (China) †	10,000	12,167

Daihatsu Motor Co., Ltd. (Japan)	1,000	17,747

Fiat Industrial SpA (Italy)	1,238	13,235

General Motors Co. †	2,969	76,838

Hyundai Motor Co. (South Korea)	31	6,456

Isuzu Motors, Ltd. (Japan)	4,000	23,437

Kia Motors Corp. (South Korea)	302	17,264

Lear Corp.	559	24,412

Localiza Rent a Car SA (Brazil)	478	7,953

20	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Automotive cont.
Mitsubishi Motors Corp. (Japan) †	10,000	$9,341

Scania AB Class B (Sweden)	686	14,239

Suzuki Motor Corp. (Japan)	900	21,355

Tata Motors, Ltd. (India)	2,369	11,909

Volkswagen AG (Preference) (Germany)	111	24,029

		280,382
Banking (6.6%)
Agricultural Bank of China, Ltd. (China)	25,000	10,967

Australia & New Zealand Banking Group, Ltd. (Australia)	573	14,567

Banco Latinoamericano de Exportaciones SA Class E (Panama)	347	7,495

Banco Santander Brasil SA ADS (Brazil)	1,104	7,386

Banco Santander Central Hispano SA (Spain)	2,645	20,344

Bank Mandiri (Persero) Tbk PT (Indonesia)	15,000	12,899

Bank of America Corp.	1,349	13,301

Barclays PLC (United Kingdom)	8,111	31,968

BNP Paribas SA (France)	490	27,368

BofI Holding, Inc. †	250	6,665

Cardinal Financial Corp.	290	4,350

China Construction Bank Corp. (China)	27,000	20,694

CIMB Group Holdings Berhad (Malaysia)	4,500	11,058

Citigroup, Inc.	742	25,651

Citizens & Northern Corp.	183	3,294

Citizens Republic Bancorp, Inc. †	169	3,172

City National Corp.	142	6,914

Commonwealth Bank of Australia (Australia)	585	36,441

Credit Suisse Group (Switzerland)	338	8,002

DBS Group Holdings, Ltd. (Singapore)	1,000	11,838

East West Bancorp, Inc.	239	5,055

Financial Institutions, Inc.	192	3,573

First Community Bancshares Inc.	189	2,911

FirstRand, Ltd. (South Africa)	1,663	5,434

Flushing Financial Corp.	322	4,817

Grupo Financiero Banorte SAB de CV (Mexico)	2,479	14,147

Hanmi Financial Corp. †	390	4,871

Heartland Financial USA, Inc.	127	3,324

HSBC Holdings, PLC (United Kingdom)	4,871	49,767

ICICI Bank, Ltd. (India)	493	9,968

Industrial and Commercial Bank of China, Ltd. (China)	39,000	26,318

Itau Unibanco Holding SA ADR (Preference) (Brazil)	429	6,499

Joyo Bank, Ltd. (The) (Japan)	3,000	14,630

JPMorgan Chase & Co.	5,366	220,434

Kasikornbank PCL NVDR (Thailand)	1,700	10,358

M&T Bank Corp.	502	49,060

MainSource Financial Group, Inc.	287	3,461

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	5,900	26,982

Northern Trust Corp.	1,555	74,671

Oriental Financial Group (Puerto Rico)	183	2,203

Dynamic Asset Allocation Equity Fund	21

COMMON STOCKS (93.2%)* cont.	Shares	Value

Banking cont.
Peoples Bancorp, Inc.	182	$3,676

PNC Financial Services Group, Inc.	1,140	64,000

Popular, Inc. (Puerto Rico) †	154	3,045

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	18,000	13,228

Republic Bancorp, Inc. Class A	119	2,436

Resona Holdings, Inc. (Japan)	2,300	9,626

Royal Bank of Scotland Group PLC (United Kingdom) †	1,063	5,028

Sberbank of Russia ADR (Russia)	2,021	23,908

Security Bank Corp. (Philippines)	1,470	5,892

Siam Commercial Bank PCL (Thailand)	2,000	10,590

Standard Chartered PLC (United Kingdom)	724	16,877

Svenska Handelsbanken AB Class A (Sweden)	529	18,804

Swedbank AB Class A (Sweden)	1,061	19,599

Toronto-Dominion Bank (The) (Canada)	535	44,447

Turkiye Garanti Bankasi AS (Turkey)	2,866	13,601

Turkiye Halk Bankasi AS (Turkey)	807	7,813

Virginia Commerce Bancorp, Inc. †	463	4,014

Walker & Dunlop, Inc. †	319	5,248

Washington Banking Co.	228	3,055

Wells Fargo & Co.	6,505	214,730

Westpac Banking Corp. (Australia)	668	17,777

		1,330,251
Beverage (1.3%)
Anheuser-Busch InBev NV (Belgium)	204	17,879

Coca-Cola Co. (The)	1,811	68,673

Companhia de Bebidas das Americas (AmBev) ADR (Preference) (Brazil)	222	9,237

Diageo PLC (United Kingdom)	477	14,192

Dr. Pepper Snapple Group, Inc.	847	37,988

Heineken Holding NV (Netherlands)	341	18,462

Molson Coors Brewing Co. Class B	1,051	43,574

PepsiCo, Inc.	450	31,595

SABMiller PLC (United Kingdom)	250	11,325

		252,925
Biotechnology (1.3%)
Affymax, Inc. †	102	2,493

Amgen, Inc.	413	36,674

BioMarin Pharmaceuticals, Inc. †	62	3,013

Celgene Corp. †	440	34,580

Cubist Pharmaceuticals, Inc. †	168	6,822

Gilead Sciences, Inc. †	1,537	115,274

Lexicon Pharmaceuticals, Inc. †	562	967

Medicines Co. (The) †	353	7,579

Oncothyreon, Inc. †	234	1,072

PDL BioPharma, Inc.	723	5,712

RTI Biologics, Inc. †	609	2,722

Spectrum Pharmaceuticals, Inc. †	262	3,102

United Therapeutics Corp. †	616	32,371

		252,381

22	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Broadcasting (0.6%)
Belo Corp. Class A	1,361	$9,799

CBS Corp. Class B	2,634	94,771

Grupo Televisa, S.A.B ADR (Mexico)	499	11,811

Sinclair Broadcast Group, Inc. Class A	548	6,044

		122,425
Cable television (1.6%)
Comcast Corp. Class A	7,285	270,855

HSN, Inc.	118	6,241

IAC/InterActiveCorp.	776	36,588

Kabel Deutschland Holding AG (Germany)	213	15,402

		329,086
Capital goods (—%)
Great Lakes Dredge & Dock Corp.	1,120	9,890

		9,890
Chemicals (3.8%)
Agrium, Inc. (Canada)	32	3,265

Albemarle Corp.	486	29,058

American Vanguard Corp.	87	2,894

Arkema (France)	186	19,026

BASF SE (Germany)	398	35,664

Cambrex Corp. †	458	5,024

CF Industries Holdings, Inc.	318	68,062

China BlueChemical, Ltd. (China)	10,000	6,245

Cytec Industries, Inc.	299	20,523

Georgia Gulf Corp.	52	2,385

Honam Petrochemical Corp. (South Korea)	35	6,933

Incitec Pivot, Ltd. (Australia)	537	1,765

Innophos Holdings, Inc.	142	6,803

Innospec, Inc. †	164	5,220

Intrepid Potash, Inc. †	46	979

K&S AG (Germany)	88	3,976

Koninklijke DSM NV (Netherlands)	298	17,163

Kraton Performance Polymers, Inc. †	77	1,809

Kronos Worldwide, Inc.	248	3,995

Landec Corp. †	270	2,716

LG Chemical, Ltd. (South Korea)	43	12,390

Linde AG (Germany)	113	19,539

LSB Industries, Inc. †	444	14,843

LyondellBasell Industries NV Class A (Netherlands)	1,409	70,070

Minerals Technologies, Inc.	28	2,072

Monsanto Co.	2,006	183,730

Mosaic Co. (The)	34	1,838

Nitto Denko Corp. (Japan)	600	31,261

Nufarm, Ltd. (Australia)	268	1,633

OM Group, Inc. †	128	2,556

PolyOne Corp.	401	8,076

Potash Corp. of Saskatchewan, Inc. (Canada)	95	3,659

PPG Industries, Inc.	701	87,113

Dynamic Asset Allocation Equity Fund	23

COMMON STOCKS (93.2%)* cont.	Shares	Value

Chemicals cont.
Sociedad Quimica y Minera de Chile SA ADR (Chile)	55	$3,113

Syngenta AG (Switzerland)	62	24,855

Tronox, Ltd. Class A	118	1,827

Valspar Corp.	530	33,273

W.R. Grace & Co. †	125	8,184

Westlake Chemical Corp.	156	11,296

Yara International ASA (Norway)	51	2,558

		767,391
Coal (0.1%)
Peabody Energy Corp.	1,144	28,726

		28,726
Commercial and consumer services (2.0%)
ADT Corp. (The) †	1,079	49,526

Alliance Data Systems Corp. †	366	52,151

Alliance Global Group, Inc. (Philippines)	37,400	14,909

Babcock International Group PLC (United Kingdom)	866	13,826

Bunzl PLC (United Kingdom)	898	14,805

Bureau Veritas SA (France)	125	13,869

Compass Group PLC (United Kingdom)	930	10,743

Corporate Executive Board Co. (The)	48	2,054

Deluxe Corp.	264	7,603

Dun & Bradstreet Corp. (The)	329	26,050

Expedia, Inc.	573	35,446

Experian Group, Ltd. (United Kingdom)	813	13,507

Global Cash Access Holdings, Inc. †	392	3,085

Green Dot Corp. Class A †	238	2,958

HMS Holdings Corp. †	105	2,433

MAXIMUS, Inc.	33	2,079

Priceline.com, Inc. †	69	45,758

Randstad Holding NV (Netherlands)	125	4,065

Standard Parking Corp. †	282	6,275

Swire Pacific, Ltd. Class A (Hong Kong)	2,000	24,516

TNS, Inc. †	297	4,336

Tongaat Hulett, Ltd. (South Africa)	337	4,814

Towers Watson & Co. Class A	383	20,253

URS Corp.	530	19,970

		395,031
Communications equipment (0.8%)
Cisco Systems, Inc.	7,992	151,128

Plantronics, Inc.	81	2,724

RF Micro Devices, Inc. †	473	2,043

Wistron NeWeb Corp. (Taiwan)	3,356	5,383

		161,278
Computers (4.3%)
Actuate Corp. †	979	5,218

Anixter International, Inc.	54	3,298

Apple, Inc.	1,161	679,510

Aspen Technology, Inc. †	131	3,405

Bottomline Technologies, Inc. †	164	4,020

24	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Computers cont.
Brocade Communications Systems, Inc. †	3,832	$21,766

Commvault Systems, Inc. †	67	4,446

Cornerstone OnDemand, Inc. †	81	2,271

Dell, Inc.	4,254	41,009

Fujitsu, Ltd. (Japan)	6,000	22,709

HCL Technologies, Ltd. (India)	802	9,679

Infoblox, Inc. †	161	3,053

InnerWorkings, Inc. †	244	3,174

Ixia †	125	1,878

MTS Systems Corp.	87	4,206

Netscout Systems, Inc. †	162	4,069

Polycom, Inc. †	1,034	10,816

Procera Networks, Inc. †	211	4,357

RealPage, Inc. †	155	3,067

Riverbed Technology, Inc. †	94	1,683

Silicon Graphics International Corp. †	143	1,200

SS&C Technologies Holdings, Inc. †	208	4,907

Stratasys, Inc. †	36	2,698

Tangoe, Inc. †	125	1,630

Western Digital Corp.	909	30,397

		874,466
Conglomerates (2.0%)
AMETEK, Inc.	1,407	52,523

Danaher Corp.	2,445	131,957

General Electric Co.	6,606	139,584

Marubeni Corp. (Japan)	1,000	6,587

Siemens AG (Germany)	163	16,811

Tyco International, Ltd.	2,159	61,251

		408,713
Construction (0.5%)
CEMEX SAB de CV ADR (Mexico) †	841	7,485

Chicago Bridge & Iron Co., NV (Netherlands)	657	26,694

China Shanshui Cement Group, Ltd. (China)	11,000	7,508

Eagle Materials, Inc.	108	5,748

Fortune Brands Home & Security, Inc. †	1,115	33,439

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	4,000	9,694

Siam Cement PCL NVDR (Thailand)	700	9,009

Trex Co., Inc. †	159	6,457

		106,034
Consumer (0.1%)
Christian Dior SA (France)	114	18,422

		18,422
Consumer finance (0.3%)
Housing Development Finance Corp., Ltd. (HDFC) (India) †	1,086	16,841

LIC Housing Finance, Ltd. (India) †	2,062	10,072

Nationstar Mortgage Holdings, Inc. †	214	6,553

Nelnet, Inc. Class A	177	5,060

Ocwen Financial Corp. †	359	12,874

Portfolio Recovery Associates, Inc. †	36	3,558

Dynamic Asset Allocation Equity Fund	25

COMMON STOCKS (93.2%)* cont.	Shares	Value

Consumer finance cont.
Walter Investment Management Corp. †	289	$12,219

World Acceptance Corp. †	41	2,993

		70,170
Consumer goods (0.7%)
Church & Dwight Co., Inc.	289	15,649

Kao Corp. (Japan)	600	16,471

Prestige Brands Holdings, Inc. †	210	4,536

Procter & Gamble Co. (The)	1,647	115,010

		151,666
Consumer services (0.2%)
Avis Budget Group, Inc. †	643	12,178

DeNA Co., Ltd. (Japan)	300	11,009

Geo Group, Inc. (The)	316	8,911

Itron, Inc. †	125	5,475

OpenTable, Inc. †	41	1,840

		39,413
Distribution (0.2%)
Beacon Roofing Supply, Inc. †	180	5,551

Core-Mark Holding Co., Inc.	85	3,889

Spartan Stores, Inc.	151	2,271

Toyota Tsusho Corp. (Japan)	1,000	23,024

		34,735
Electric utilities (2.6%)
AES Corp. (The)	3,857	41,154

Ameren Corp.	1,483	44,446

CenterPoint Energy, Inc.	2,546	50,233

Chubu Electric Power, Inc. (Japan)	300	4,054

CMS Energy Corp.	1,629	39,796

DTE Energy Co.	997	60,398

Electricite de France SA (EDF) (France)	855	15,695

Enel SpA (Italy)	4,012	15,205

Entergy Corp.	990	62,905

GDF Suez (France)	732	16,465

Manila Electric Co. (Philippines)	1,820	11,662

PG&E Corp.	2,085	85,381

Power Grid Corp. of India, Ltd. (India)	4,368	9,468

Red Electrica Corporacion SA (Spain)	369	17,099

TECO Energy, Inc.	1,499	25,198

Westar Energy, Inc.	823	23,620

		522,779
Electrical equipment (0.9%)
ABB, Ltd. (Switzerland)	936	18,241

Dongfang Electric Corp., Ltd. (China)	3,000	5,110

Emerson Electric Co.	3,157	158,576

Harbin Electric Co., Ltd. (China)	8,000	6,617

		188,544
Electronics (2.4%)
Acacia Research Corp. †	57	1,267

Agilent Technologies, Inc.	1,625	62,221

Broadcom Corp. Class A †	1,560	50,513

26	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Electronics cont.
China Automation Group, Ltd. (China)	20,000	$4,671

EnerSys †	197	6,863

Entropic Communications, Inc. †	525	2,725

FEI Co.	85	4,678

First Solar, Inc. †	107	2,888

Hollysys Automation Technologies, Ltd. (China) †	857	9,307

Hon Hai Precision Industry Co., Ltd. (Taiwan)	5,820	18,670

Integrated Silicon Solutions, Inc. †	602	5,274

Intel Corp.	2,569	50,275

L-3 Communications Holdings, Inc.	599	46,033

Mentor Graphics Corp. †	464	6,928

Microsemi Corp. †	166	3,177

NEC Corp. (Japan) †	8,000	13,975

NVIDIA Corp. †	2,277	27,278

Omnivision Technologies, Inc. †	274	4,137

Pegatron Corp. (Taiwan) †	9,000	11,740

Pericom Semiconductor Corp. †	382	2,873

QLogic Corp. †	3,108	29,464

Samsung Electronics Co., Ltd. (South Korea)	54	70,115

Semtech Corp. †	172	4,704

Silicon Image, Inc. †	459	2,139

SK Hynix, Inc. (South Korea) †	680	15,323

Skyworks Solutions, Inc. †	121	2,741

TPK Holding Co., Ltd. (Taiwan)	1,000	15,970

Tripod Technology Corp. (Taiwan)	2,440	5,047

Vishay Intertechnology, Inc. †	1,414	13,716

		494,712
Energy (oil field) (1.2%)
Eurasia Drilling Co., Ltd. GDR (Russia)	234	7,617

Helix Energy Solutions Group, Inc. †	494	8,650

Key Energy Services, Inc. †	508	3,399

National Oilwell Varco, Inc.	1,256	85,785

Oceaneering International, Inc.	1,031	54,313

Petrofac, Ltd. (United Kingdom)	1,123	29,291

Sapurakencana Petroleum Bhd (Malaysia) †	9,500	8,844

Schlumberger, Ltd.	445	31,871

Superior Energy Services, Inc. †	865	17,568

		247,338
Engineering and construction (0.8%)
China Railway Group, Ltd. Class H (China)	16,000	9,311

CTCI Corp. (Taiwan)	4,000	7,627

Daelim Industrial Co., Ltd. (South Korea)	66	4,809

Fluor Corp.	954	50,638

JGC Corp. (Japan)	1,000	32,935

McDermott International, Inc. †	2,128	22,408

Samsung Engineering Co., Ltd. (South Korea)	33	4,937

Dynamic Asset Allocation Equity Fund	27

COMMON STOCKS (93.2%)* cont.	Shares	Value

Engineering and construction cont.
Singapore Technologies Engineering, Ltd. (Singapore)	2,000	$6,013

Vinci SA (France)	411	18,134

		156,812
Entertainment (0.2%)
Carmike Cinemas, Inc. †	219	3,311

Dolby Laboratories, Inc. Class A †	450	15,017

DreamWorks Animation SKG, Inc. Class A †	118	2,021

Major Cineplex Group PCL (Thailand)	10,200	6,547

Six Flags Entertainment Corp.	67	4,119

Town Sports International Holdings, Inc. †	332	3,360

VOXX International Corp. †	538	3,626

		38,001
Environmental (0.1%)
Tetra Tech, Inc. †	110	2,834

Woongjin Coway Company, Ltd. (South Korea)	240	8,843

		11,677
Financial (0.8%)
3i Group PLC (United Kingdom)	2,363	8,011

Assurant, Inc.	729	24,939

BM&F Bovespa SA (Brazil)	1,255	7,541

CBOE Holdings, Inc.	1,169	35,047

CIT Group, Inc. †	537	19,896

Credit Acceptance Corp. †	20	1,845

Hana Financial Group, Inc. (South Korea)	330	10,240

Nasdaq OMX Group, Inc. (The)	1,568	37,993

ORIX Corp. (Japan)	160	16,051

WageWorks, Inc. †	131	2,420

		163,983
Food (1.4%)
Ajinomoto Co., Inc. (Japan)	1,000	14,302

Associated British Foods PLC (United Kingdom)	634	15,013

BRF — Brasil Foods SA ADR (Brazil)	89	1,633

Bunge, Ltd.	36	2,634

Campbell Soup Co.	1,289	47,371

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	2,000	129

Chiquita Brands International, Inc. †	31	221

ConAgra Foods, Inc.	2,444	72,978

Distribuidora Internacional de Alimentacion SA (Spain)	1,795	11,140

Glanbia PLC (Ireland)	112	1,151

Ingredion, Inc.	37	2,403

IOI Corp. Bhd (Malaysia)	1,000	1,632

Kuala Lumpur Kepong Bhd (Malaysia)	200	1,358

M Dias Branco SA (Brazil)	200	6,667

Maple Leaf Foods, Inc. (Canada)	72	797

Nestle SA (Switzerland)	791	51,769

NWS Holdings, Ltd. GDR (Russia)	317	11,184

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	3,500	682

Smithfield Foods, Inc. †	40	895

Suedzucker AG (Germany)	676	26,630

28	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Food cont.
Tate & Lyle PLC (United Kingdom)	127	$1,573

Tesco PLC (United Kingdom)	1,130	5,886

Tyson Foods, Inc. Class A	71	1,361

Unilever PLC (United Kingdom)	341	13,128

		292,537
Forest products and packaging (0.3%)
Bemis Co., Inc.	646	21,706

Buckeye Technologies, Inc.	148	4,103

Domtar Corp. (Canada)	215	17,224

KapStone Paper and Packaging Corp. †	186	4,077

Sealed Air Corp.	518	8,713

		55,823
Gaming and lottery (—%)
OPAP SA (Greece)	959	6,236

		6,236
Health-care services (2.9%)
Aetna, Inc.	1,506	65,044

Air Methods Corp. †	27	2,948

Alfresa Holdings Corp. (Japan)	200	8,394

Amedisys, Inc. †	44	461

AmerisourceBergen Corp.	1,150	48,552

AmSurg Corp. †	125	3,503

athenahealth, Inc. †	26	1,656

Bio-Reference Labs, Inc. †	74	1,948

Centene Corp. †	39	1,712

Community Health Systems, Inc. †	100	2,946

Computer Programs & Systems, Inc.	34	1,702

HCA Holdings, Inc.	653	20,733

Health Management Associates, Inc. Class A †	1,670	13,277

Health Net, Inc. †	119	2,802

HealthSouth Corp. †	170	3,738

Humana, Inc.	688	45,002

Kindred Healthcare, Inc. †	385	4,177

Magellan Health Services, Inc. †	46	2,386

McKesson Corp.	973	91,919

MedAssets, Inc. †	611	9,837

Omega Healthcare Investors, Inc. R	322	7,380

Omnicare, Inc.	863	31,275

Pharmacyclics, Inc. †	23	1,220

Quality Systems, Inc.	47	856

Sinopharm Group Co. (China)	2,000	6,206

Suzuken Co., Ltd. (Japan)	200	5,956

Triple-S Management Corp. Class B (Puerto Rico) †	96	1,675

UnitedHealth Group, Inc.	3,427	186,394

WellCare Health Plans, Inc. †	185	8,930

		582,629

Dynamic Asset Allocation Equity Fund	29

COMMON STOCKS (93.2%)* cont.	Shares	Value

Homebuilding (0.1%)
Beazer Homes USA, Inc. †	628	$9,376

Ryland Group, Inc. (The)	136	4,549

		13,925
Household furniture and appliances (0.1%)
Conn’s, Inc. †	171	4,836

Haier Electronics Group Co., Ltd. (China) †	7,000	9,610

La-Z-Boy, Inc. †	513	7,654

Select Comfort Corp. †	115	3,080

		25,180
Insurance (3.7%)
Ageas (Belgium)	526	14,058

AIA Group, Ltd. (Hong Kong)	4,400	17,117

Allianz SE (Germany)	126	16,379

Allied World Assurance Co. Holdings AG	418	33,929

American Equity Investment Life Holding Co.	365	4,208

American Financial Group, Inc.	645	25,574

Amtrust Financial Services, Inc.	91	2,623

Aon PLC	1,849	105,022

Arch Capital Group, Ltd. †	958	43,206

AXA SA (France)	1,286	21,132

Berkshire Hathaway, Inc. Class B †	827	72,842

CNO Financial Group, Inc.	653	5,942

Discovery Holdings, Ltd. (South Africa)	1,037	6,510

Everest Re Group, Ltd.	338	36,663

Fidelity National Financial, Inc. Class A	1,690	40,915

Genworth Financial, Inc. Class A †	1,550	9,223

Hartford Financial Services Group, Inc. (The)	2,777	58,817

Insurance Australia Group, Ltd. (Australia)	4,914	23,744

Maiden Holdings, Ltd. (Bermuda)	319	2,865

PartnerRe, Ltd.	241	19,974

Porto Seguro SA (Brazil)	1,059	11,166

ProAssurance Corp.	181	16,413

Protective Life Corp.	140	3,801

Prudential Financial, Inc.	384	20,014

Prudential PLC (United Kingdom)	1,281	18,574

Reinsurance Group of America, Inc. Class A	255	13,056

RenaissanceRe Holdings, Ltd.	389	32,194

Standard Life PLC (United Kingdom)	2,723	13,961

Symetra Financial Corp.	319	3,901

Validus Holdings, Ltd.	638	22,623

W.R. Berkley Corp.	866	34,424

		750,870
Investment banking/Brokerage (1.6%)
Deutsche Bank AG (Germany)	431	19,025

Eaton Vance Corp.	1,506	48,011

Goldman Sachs Group, Inc. (The)	542	63,842

Investment AB Kinnevik Class B (Sweden)	857	16,693

30	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Investment banking/Brokerage cont.
Jefferies Group, Inc.	2,311	$39,195

Morgan Stanley	5,092	85,902

National Financial Partners Corp. †	153	2,541

TD Ameritrade Holding Corp.	2,493	40,387

UBS AG (Switzerland)	904	14,145

Virtus Investment Partners, Inc. †	29	3,331

		333,072
Leisure (—%)
Brunswick Corp.	107	2,757

		2,757
Lodging/Tourism (0.8%)
Home Inns & Hotels Management, Inc. ADR (China) †	191	5,134

Marriott International, Inc. Class A	1,203	43,657

MGM China Holdings, Ltd. (Hong Kong)	7,600	14,219

SJM Holdings, Ltd. (Hong Kong)	6,000	14,152

Wyndham Worldwide Corp.	776	38,094

Wynn Resorts, Ltd.	372	41,813

		157,069
Machinery (0.8%)
AGCO Corp. †	78	3,600

Applied Industrial Technologies, Inc.	159	6,365

Chart Industries, Inc. †	126	7,620

CNH Global NV (Netherlands) †	59	2,809

Cummins, Inc.	904	88,736

Deere & Co.	46	3,866

DXP Enterprises, Inc. †	80	3,863

Franklin Electric Co., Inc.	101	6,016

Fuji Electric Co., Ltd. (Japan)	6,000	12,810

Global Power Equipment Group, Inc.	168	2,523

Hyster-Yale Materials Holdings, Inc. †	28	1,161

Hyster-Yale Materials Holdings, Inc. Class B † F	28	1,161

IHI Corp. (Japan)	4,000	8,880

Lindsay Corp.	29	2,294

NACCO Industries, Inc. Class A	28	1,493

Schindler Holding AG (Switzerland)	113	15,852

		169,049
Manufacturing (1.0%)
AZZ, Inc.	97	3,698

Chase Corp.	152	2,622

Dover Corp.	980	62,318

Generac Holdings, Inc.	178	5,808

Greenbrier Companies, Inc. †	363	6,937

Invensys PLC (United Kingdom)	5,292	26,750

Pentair, Ltd.	518	25,118

Standex International Corp.	79	3,892

Textron, Inc.	1,624	38,148

TriMas Corp. †	452	11,707

Valmont Industries, Inc.	59	8,240

		195,238

Dynamic Asset Allocation Equity Fund	31

COMMON STOCKS (93.2%)* cont.	Shares	Value

Media (1.1%)
Demand Media, Inc. †	146	$1,299

News Corp. Class A	4,795	118,148

Viacom, Inc. Class B	2,051	105,851

		225,298
Medical technology (0.5%)
ABIOMED, Inc. †	150	2,003

C.R. Bard, Inc.	389	38,515

Coloplast A/S Class B (Denmark)	81	18,907

Conmed Corp.	259	7,156

Cyberonics, Inc. †	42	2,171

Fresenius SE & Co. KGgA (Germany)	160	18,495

Greatbatch, Inc. †	329	7,429

Haemonetics Corp. †	64	5,186

OraSure Technologies, Inc. †	356	2,741

STAAR Surgical Co. †	799	4,618

Steris Corp.	91	3,109

		110,330
Metals (1.1%)
Assa Abloy AB Class B (Sweden)	477	17,257

BHP Billiton PLC (United Kingdom)	566	17,792

BHP Billiton, Ltd. (Australia)	925	33,198

Cliffs Natural Resources, Inc.	153	4,399

Evraz PLC (United Kingdom)	5,772	21,658

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	182	7,100

L.B. Foster Co. Class A	56	2,321

NN, Inc. †	386	3,134

Polyus Gold International, Ltd. (Russia) †	2,329	7,687

Rio Tinto PLC (United Kingdom)	546	27,061

Rio Tinto, Ltd. (Australia)	267	16,370

Steel Dynamics, Inc.	1,277	16,499

Sung Kwang Bend Co., Ltd. (South Korea)	366	8,458

Vale SA ADR (Preference) (Brazil)	680	11,621

Vale SA ADR (Brazil)	360	6,275

voestalpine AG (Austria)	502	16,208

		217,038
Natural gas utilities (—%)
China Resources Gas Group, Ltd. (China)	4,000	8,629

		8,629
Office equipment and supplies (0.2%)
Staples, Inc.	3,201	37,452

		37,452
Oil and gas (7.7%)
BP PLC (United Kingdom)	5,002	34,588

Cairn India, Ltd. (India)	1,414	8,580

Caltex Australia, Ltd. (Australia)	1,005	19,172

Chevron Corp.	2,331	246,363

CNOOC, Ltd. (China)	9,000	19,254

ConocoPhillips	710	40,427

CVR Energy, Inc. (Escrow)	236	—

32	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Oil and gas cont.
Delek US Holdings, Inc.	381	$10,009

Diamond Offshore Drilling, Inc.	382	26,358

ENI SpA (Italy)	1,195	28,255

EPL Oil & Gas, Inc. †	255	5,352

Exxon Mobil Corp.	3,929	346,301

Ezion Holdings, Ltd. (Singapore)	7,000	8,287

Gazprom OAO ADR (Russia)	873	7,761

Helmerich & Payne, Inc.	480	25,056

HollyFrontier Corp.	941	42,656

Kodiak Oil & Gas Corp. †	420	3,604

Lukoil OAO ADR (Russia)	465	29,272

Marathon Oil Corp.	2,281	70,369

Marathon Petroleum Corp.	1,303	77,581

Murphy Oil Corp.	759	43,066

Occidental Petroleum Corp.	1,283	96,493

Pacific Rubiales Energy Corp. (Colombia)	409	8,922

Petroleo Brasileiro SA ADR (Preference) (Brazil)	598	10,495

Phillips 66	355	18,591

Repsol YPF SA (Spain)	512	10,861

Rosetta Resources, Inc. †	61	2,741

Royal Dutch Shell PLC Class A (United Kingdom)	919	30,765

Royal Dutch Shell PLC Class B (United Kingdom)	823	28,409

Statoil ASA (Norway)	530	12,959

Stone Energy Corp. †	170	3,524

Swift Energy Co. †	226	3,498

Tesoro Corp.	1,081	45,705

Total SA (France)	498	24,919

Unit Corp. †	80	3,594

Vaalco Energy, Inc. †	913	7,733

Valero Energy Corp.	3,204	103,361

W&T Offshore, Inc.	171	2,833

Western Refining, Inc.	263	7,640

Williams Cos., Inc. (The)	1,349	44,301

		1,559,655
Pharmaceuticals (5.5%)
Abbott Laboratories	289	18,785

AstraZeneca PLC (United Kingdom)	415	19,724

Bayer AG (Germany)	74	6,694

Elan Corp. PLC ADR (Ireland) †	338	3,373

Eli Lilly & Co.	3,562	174,680

Endo Health Solutions, Inc. †	1,161	33,274

Forest Laboratories, Inc. †	2,932	103,968

GlaxoSmithKline PLC (United Kingdom)	1,252	26,769

Glenmark Pharmaceuticals, Ltd. (India) †	1,383	11,026

Hi-Tech Pharmacal Co., Inc. †	61	1,842

Impax Laboratories, Inc. †	271	5,512

Jazz Pharmaceuticals PLC †	334	17,996

Dynamic Asset Allocation Equity Fund	33

COMMON STOCKS (93.2%)* cont.	Shares	Value

Pharmaceuticals cont.
Johnson & Johnson	1,577	$109,963

Merck & Co., Inc.	1,173	51,964

Novartis AG (Switzerland)	397	24,569

Novo Nordisk A/S Class B (Denmark)	207	32,874

Obagi Medical Products, Inc. †	703	9,603

Orion OYJ Class B (Finland)	453	12,131

Otsuka Holdings Company, Ltd. (Japan)	800	23,747

Pfizer, Inc.	12,424	310,847

PharMerica Corp. †	248	3,581

Questcor Pharmaceuticals, Inc.	43	1,116

Roche Holding AG-Genusschein (Switzerland)	229	45,073

Salix Pharmaceuticals, Ltd. †	40	1,714

Sanofi (France)	286	25,539

ViroPharma, Inc. †	271	6,718

Warner Chilcott PLC Class A	2,059	24,008

		1,107,090
Photography/Imaging (0.1%)
Konica Minolta Holdings, Inc. (Japan)	1,500	10,699

		10,699
Publishing (0.5%)
Gannett Co., Inc.	1,425	25,508

McGraw-Hill Cos., Inc. (The)	1,277	67,821

Scholastic Corp.	112	3,143

		96,472
Railroads (0.2%)
Central Japan Railway Co. (Japan)	400	31,686

Hankyu Hanshin Holdings, Inc. (Japan)	3,000	15,831

		47,517
Real estate (3.3%)
AG Mortgage Investment Trust, Inc. R	91	2,241

Agree Realty Corp. R	167	4,379

Amata Corp. PLC (Thailand)	15,700	7,980

Apollo Commercial Real Estate Finance, Inc. R	183	3,054

Apollo Residential Mortgage, Inc.	170	3,687

Arlington Asset Investment Corp. Class A	109	2,359

ARMOUR Residential REIT, Inc. R	477	3,339

Ashford Hospitality Trust, Inc. R	565	5,113

AvalonBay Communities, Inc. R	399	52,583

BR Properties SA (Brazil)	400	4,717

C C Land Holdings, Ltd. (China)	19,702	6,813

CBL & Associates Properties, Inc. R	569	12,808

Chimera Investment Corp. R	7,004	19,191

China Overseas Grand Oceans Group, Ltd. (China)	11,000	11,851

China Overseas Land & Investment, Ltd. (China)	4,000	11,845

Dexus Property Group (Australia)	15,158	15,898

Dynex Capital, Inc. R	440	4,312

Education Realty Trust, Inc. R	238	2,454

EPR Properties R	59	2,676

Equity Residential Trust R	1,174	65,168

34	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Real estate cont.
First Industrial Realty Trust † R	188	$2,482

Glimcher Realty Trust R	358	3,838

Hang Lung Group, Ltd. (Hong Kong)	2,000	11,148

HFF, Inc. Class A †	632	9,373

Invesco Mortgage Capital, Inc. R	143	3,027

Investors Real Estate Trust R	426	3,617

Jones Lang LaSalle, Inc.	81	6,643

Lexington Realty Trust R	1,180	11,316

LTC Properties, Inc. R	202	6,609

MFA Financial, Inc. R	483	4,062

Mission West Properties R	271	2,477

National Health Investors, Inc. R	190	10,545

One Liberty Properties, Inc. R	195	3,804

PS Business Parks, Inc. R	129	8,319

Public Storage R	539	75,805

Rayonier, Inc. R	611	30,452

Simon Property Group, Inc. R	990	150,608

Sovran Self Storage, Inc. R	127	7,847

St. Joe Co. (The) †	700	14,966

Starwood Property Trust, Inc. R	111	2,537

Stockland (Units) (Australia) R	4,342	15,361

Universal Health Realty Income Trust R	46	2,242

Urstadt Biddle Properties, Inc. Class A R	152	2,856

Westfield Group (Australia)	1,227	13,343

Wheelock and Co., Ltd. (Hong Kong)	3,000	14,554

		660,299
Regional Bells (0.6%)
AT&T, Inc.	3,436	117,271

Cincinnati Bell, Inc. †	561	2,990

		120,261
Restaurants (0.4%)
AFC Enterprises †	570	15,071

Alsea SAB de CV (Mexico) †	3,200	5,536

Brinker International, Inc.	787	23,571

Cheesecake Factory, Inc. (The)	46	1,573

Domino’s Pizza, Inc.	65	2,704

McDonald’s Corp.	325	28,288

Papa John’s International, Inc. †	60	3,176

Ruby Tuesday, Inc. †	426	3,327

		83,246
Retail (7.1%)
Advance Auto Parts, Inc.	371	27,139

Aeon Co., Ltd. (Japan)	1,000	11,185

Bed Bath & Beyond, Inc. †	1,037	60,893

Big Lots, Inc. †	191	5,379

BR Malls Participacoes SA (Brazil)	730	9,378

Buckle, Inc. (The)	72	3,683

Cabela’s, Inc. †	127	6,067

Dynamic Asset Allocation Equity Fund	35

COMMON STOCKS (93.2%)* cont.	Shares	Value

Retail cont.
Cash America International, Inc.	41	$1,527

Cie Financiere Richemont SA (Switzerland)	241	18,581

Cie Financiere Richemont SA (Switzerland)	1,164	9,004

Coach, Inc.	1,123	64,954

Costco Wholesale Corp.	1,750	181,982

Crocs, Inc. †	122	1,629

CVS Caremark Corp.	3,498	162,692

Deckers Outdoor Corp. †	43	1,646

Destination Maternity Corp.	312	6,933

Dillards, Inc. Class A	457	40,632

Elders, Ltd. (Australia) †	1,605	209

Finish Line, Inc. (The) Class A	323	6,663

Foot Locker, Inc.	1,830	65,587

Foschini, Ltd. (South Africa)	580	8,351

Francesca’s Holdings Corp. †	115	2,993

GameStop Corp. Class A	364	9,555

Genesco, Inc. †	33	1,826

Home Depot, Inc. (The)	3,105	202,041

KAR Auction Services, Inc. †	233	4,140

Koninklijke Ahold NV (Netherlands)	1,056	13,399

Kroger Co. (The)	3,121	81,895

Lowe’s Cos., Inc.	2,256	81,419

Lumber Liquidators Holdings, Inc. †	34	1,825

Macy’s, Inc.	1,741	67,377

Mitra Adiperkasa Tbk PT (Indonesia)	6,500	4,811

Next PLC (United Kingdom)	473	27,744

O’Reilly Automotive, Inc. †	569	53,531

PetSmart, Inc.	590	41,689

Pier 1 Imports, Inc.	93	1,785

Rent-A-Center, Inc.	51	1,773

Sonic Automotive, Inc. Class A	796	15,713

USANA Health Sciences, Inc. †	37	1,527

Wal-Mart Stores, Inc.	535	38,531

Walgreen Co.	2,052	69,582

Walmart De Mexico SAB de CV Ser. V (Mexico)	2,228	6,992

Woolworths, Ltd. (Australia)	678	20,717

		1,444,979
Semiconductor (1.0%)
Applied Materials, Inc.	4,001	42,931

ASML Holding NV (Netherlands)	209	13,037

Entegris, Inc. †	1,017	9,112

KLA-Tencor Corp.	674	30,647

Lam Research Corp. †	632	22,196

Photronics, Inc. †	483	2,487

Qualcomm, Inc.	535	34,037

Rudolph Technologies, Inc. †	248	2,743

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3,000	10,191

36	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Semiconductor cont.
Teradyne, Inc. †	1,477	$23,100

Ultra Clean Holdings, Inc. †	432	2,082

		192,563
Shipping (0.4%)
Neptune Orient Lines, Ltd. (Singapore) †	12,000	10,716

Quality Distribution, Inc. †	358	2,395

Swift Transportation Co. †	617	5,220

United Parcel Service, Inc. Class B	522	38,163

Wabtec Corp.	323	27,332

		83,826
Software (3.6%)
BMC Software, Inc. †	1,188	48,660

CA, Inc.	2,105	46,647

Cadence Design Systems, Inc. †	2,865	36,471

IntraLinks Holdings, Inc. †	643	4,237

Manhattan Associates, Inc. †	87	4,980

Microsoft Corp.	11,094	295,321

NTT Data Corp. (Japan)	2	5,794

Oracle Corp.	5,089	163,356

Oracle Corp. Japan (Japan)	300	12,592

Parametric Technology Corp. †	152	3,076

QLIK Technologies, Inc. †	118	2,287

Rovi Corp. †	251	3,850

Safeguard Scientifics, Inc. †	163	2,303

SAP AG (Germany)	106	8,277

Symantec Corp. †	3,708	69,561

Tencent Holdings, Ltd. (China)	300	9,801

TIBCO Software, Inc. †	253	6,338

Ultimate Software Group, Inc. †	60	5,671

		729,222
Staffing (0.2%)
Barrett Business Services, Inc.	125	4,156

On Assignment, Inc. †	188	3,747

Robert Half International, Inc.	982	27,751

		35,654
Technology (0.1%)
Softbank Corp. (Japan)	400	14,994

Tech Data Corp. †	331	14,620

		29,614
Technology services (2.6%)
Acxiom Corp. †	351	6,209

AOL, Inc. †	1,564	58,681

Computer Sciences Corp.	802	30,524

CSG Systems International, Inc. †	76	1,412

Fair Isaac Corp.	278	11,904

Google, Inc. Class A †	342	238,842

IBM Corp.	817	155,286

LivePerson, Inc. †	188	2,480

Perficient, Inc. †	250	2,723

Dynamic Asset Allocation Equity Fund	37

COMMON STOCKS (93.2%)* cont.	Shares	Value

Technology services cont.
Sourcefire, Inc. †	61	$3,003

Tyler Technologies, Inc. †	67	3,144

Unisys Corp. †	58	1,002

VASCO Data Security International, Inc. †	746	5,602

Yandex NV Class A (Russia) †	404	8,815

Yelp, Inc. †	119	2,250

		531,877
Telecommunications (1.1%)
Advanced Info Service PCL (Thailand)	1,400	10,036

Allot Communications, Ltd. (Israel) †	101	2,206

America Movil SAB de CV ADR Ser. L (Mexico)	554	13,069

Aruba Networks, Inc. †	160	3,117

BroadSoft, Inc. †	64	2,024

BT Group PLC (United Kingdom)	4,112	15,383

CalAmp Corp. †	290	2,514

China Communications Services Corp., Ltd. (China)	12,000	6,751

Comtech Telecommunications Corp.	154	3,936

EchoStar Corp. Class A †	690	21,638

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	439	9,036

France Telecom SA (France)	1,115	11,802

InterDigital, Inc.	36	1,536

InterXion Holding NV (Netherlands) †	143	3,105

Loral Space & Communications, Inc.	72	6,125

MTN Group, Ltd. (South Africa)	539	9,920

NeuStar, Inc. Class A †	160	6,432

NTELOS Holdings Corp.	279	3,599

NTT DoCoMo, Inc. (Japan)	10	14,423

ShoreTel, Inc. †	658	2,843

Tele2 AB Class B (Sweden)	689	12,044

Telefonica SA (Spain)	1,115	14,632

Telstra Corp., Ltd. (Australia)	4,295	19,319

Turkcell Iletisim Hizmetleri AS (Turkey) †	1,028	6,185

USA Mobility, Inc.	216	2,497

Vodafone Group PLC (United Kingdom)	5,552	14,335

		218,507
Telephone (1.4%)
Deutsche Telekom AG (Germany)	1,188	13,087

Verizon Communications, Inc.	6,146	271,161

		284,248
Textiles (—%)
G&K Services, Inc. Class A	86	2,915

True Religion Apparel, Inc.	93	2,426

		5,341
Tire and rubber (0.2%)
Cie Generale des Etablissements Michelin (France)	201	18,693

Cooper Tire & Rubber Co.	529	13,214

		31,907

38	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (93.2%)* cont.	Shares	Value

Tobacco (2.2%)
British American Tobacco (BAT) PLC (United Kingdom)	341	$17,887

Japan Tobacco, Inc. (Japan)	1,000	29,963

Lorillard, Inc.	675	81,782

Philip Morris International, Inc.	3,489	313,590

		443,222
Toys (0.1%)
LeapFrog Enterprises, Inc. †	464	4,227

Namco Bandai Holdings, Inc. (Japan)	700	9,825

		14,052
Transportation services (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	8,000	11,273

JSL SA (Brazil)	1,308	7,713

Universal Truckload Services, Inc.	188	2,916

XPO Logistics, Inc. †	361	5,729

		27,631
Trucks and parts (0.3%)
Aisin Seiki Co., Ltd. (Japan)	500	14,775

American Axle & Manufacturing Holdings, Inc. †	191	1,998

Hyundai Mobis (South Korea)	71	18,720

Hyundai Wia Corp. (South Korea)	66	11,093

Standard Motor Products, Inc.	288	5,633

		52,219
Water Utilities (0.1%)
United Utilities Group PLC (United Kingdom)	1,897	20,713

		20,713

Total common stocks (cost $15,430,366)		$18,870,210

INVESTMENT COMPANIES (3.9%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	3,500	$4,308

SPDR S&P 500 ETF Trust	5,160	733,030

SPDR S&P Midcap 400 ETF Trust	315	57,440

Total investment companies (cost $665,336)		$794,778

SHORT-TERM INVESTMENTS (3.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16% L	547,745	$547,745

U.S. Treasury Bills with effective yields ranging from
0.165% to 0.171%, May 30, 2013 #	$60,000	59,948

U.S. Treasury Bills with an effective yield of 0.139%,
February 7, 2013 #	129,000	128,969

Total short-term investments (cost $736,662)		$736,662

TOTAL INVESTMENTS

Total investments (cost $16,832,364)		$20,401,650

Dynamic Asset Allocation Equity Fund	39

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ADS American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

NVDR Non-voting Depository Receipt

OAO Open Joint Stock Company

SDR Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

SPDR S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2012 through November 30, 2012 the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $20,242,576.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $29,851 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $11,553,365) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Canadian Dollar	Sell	12/20/12	$397,408	$395,315	$(2,093)

	Euro	Buy	12/20/12	230,368	229,914	454

	Swedish Krona	Buy	12/20/12	187,668	187,292	376

Barclays Bank PLC

	Australian Dollar	Buy	12/20/12	20,117	20,020	97

	Australian Dollar	Sell	12/20/12	20,117	19,892	(225)

	Brazilian Real	Buy	12/20/12	11,345	11,875	(530)

	British Pound	Buy	12/20/12	73,697	74,296	(599)

	Canadian Dollar	Sell	12/20/12	30,291	30,155	(136)

	Czech Koruna	Sell	12/20/12	12,053	11,632	(421)

	Euro	Buy	12/20/12	368,381	367,748	633

	Indonesian Rupiah	Sell	12/20/12	5,957	5,923	(34)

	Japanese Yen	Sell	12/20/12	259,461	267,372	7,911

	Mexican Peso	Buy	12/20/12	11,828	11,696	132

40	Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $11,553,365) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	New Zealand Dollar	Sell	12/20/12	$6,479	$6,498	$19

	Norwegian Krone	Sell	12/20/12	48,309	48,118	(191)

	Polish Zloty	Buy	12/20/12	19,102	18,605	497

	Singapore Dollar	Sell	12/20/12	38,095	38,077	(18)

	Swedish Krona	Sell	12/20/12	148,068	147,859	(209)

	Swiss Franc	Buy	12/20/12	138,159	138,195	(36)

	Taiwan Dollar	Buy	12/20/12	12,150	12,087	63

	Turkish Lira	Buy	12/20/12	22,730	22,721	9

Citibank, N.A.

	Australian Dollar	Sell	12/20/12	96,518	95,816	(702)

	Brazilian Real	Buy	12/20/12	17,182	17,827	(645)

	British Pound	Buy	12/20/12	66,809	67,349	(540)

	Canadian Dollar	Sell	12/20/12	19,926	19,838	(88)

	Czech Koruna	Sell	12/20/12	12,042	11,618	(424)

	Danish Krone	Sell	12/20/12	4,761	4,684	(77)

	Euro	Buy	12/20/12	114,468	113,965	503

	Japanese Yen	Sell	12/20/12	203,440	209,242	5,802

	Singapore Dollar	Buy	12/20/12	38,751	38,608	143

	Swiss Franc	Buy	12/20/12	138,159	137,626	533

	Swiss Franc	Sell	12/20/12	138,159	138,190	31

	Turkish Lira	Buy	12/20/12	9,271	9,267	4

Credit Suisse AG

	Australian Dollar	Buy	12/20/12	115,071	114,566	505

	Brazilian Real	Buy	12/20/12	11,345	11,915	(570)

	British Pound	Buy	12/20/12	236,634	238,494	(1,860)

	Canadian Dollar	Sell	12/20/12	41,965	41,782	(183)

	Czech Koruna	Sell	12/20/12	12,042	11,623	(419)

	Euro	Buy	12/20/12	87,022	86,835	187

	Indonesian Rupiah	Sell	12/20/12	5,957	5,926	(31)

	Japanese Yen	Buy	12/20/12	798,789	820,917	(22,128)

	Mexican Peso	Buy	12/20/12	9,242	9,136	106

	New Zealand Dollar	Sell	12/20/12	6,479	6,498	19

	Norwegian Krone	Buy	12/20/12	95,540	95,410	130

	Philippines Peso	Buy	12/20/12	10,829	10,734	95

	Polish Zloty	Buy	12/20/12	10,802	10,525	277

	South Korean Won	Buy	12/20/12	3,589	3,554	35

	Swedish Krona	Sell	12/20/12	34,298	34,263	(35)

	Turkish Lira	Buy	12/20/12	31,162	31,150	12

Dynamic Asset Allocation Equity Fund	41

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $11,553,365) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Brazilian Real	Buy	12/20/12	$11,345	$11,898	$(553)

	British Pound	Buy	12/20/12	52,069	52,490	(421)

	Canadian Dollar	Buy	12/20/12	141,292	140,655	637

	Euro	Sell	12/20/12	56,714	57,611	897

	Norwegian Krone	Buy	12/20/12	21,790	21,706	84

	Polish Zloty	Buy	12/20/12	9,060	8,822	238

	Singapore Dollar	Buy	12/20/12	11,961	11,935	26

	Singapore Dollar	Sell	12/20/12	11,961	11,947	(14)

	South Korean Won	Buy	12/20/12	3,778	3,741	37

	Swedish Krona	Sell	12/20/12	40,983	40,936	(47)

	Turkish Lira	Buy	12/20/12	11,784	11,778	6

Goldman Sachs International

	British Pound	Buy	12/20/12	121,280	122,233	(953)

	Euro	Buy	12/20/12	50,470	50,368	102

	Euro	Sell	12/20/12	50,470	49,908	(562)

	Japanese Yen	Buy	12/20/12	90,779	93,386	(2,607)

HSBC Bank USA, National Association

	British Pound	Sell	12/20/12	129,291	130,347	1,056

	Canadian Dollar	Sell	12/20/12	19,624	19,541	(83)

	Euro	Buy	12/20/12	215,279	214,786	493

	Hong Kong Dollar	Sell	12/20/12	36,774	36,777	3

	Japanese Yen	Sell	12/20/12	143,468	147,884	4,416

	Norwegian Krone	Buy	12/20/12	177,901	177,045	856

	Russian Ruble	Buy	12/20/12	21,300	20,619	681

	Singapore Dollar	Buy	12/20/12	3,195	3,192	3

	Singapore Dollar	Sell	12/20/12	3,195	3,184	(11)

	South Korean Won	Buy	12/20/12	4,346	4,306	40

	Swiss Franc	Buy	12/20/12	63,899	63,570	329

	Turkish Lira	Buy	12/20/12	7,986	7,971	15

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	12/20/12	269,958	268,685	1,273

	Brazilian Real	Buy	12/20/12	11,345	11,899	(554)

	British Pound	Buy	12/20/12	97,248	98,049	(801)

	Canadian Dollar	Buy	12/20/12	123,379	122,848	531

	Czech Koruna	Sell	12/20/12	12,042	11,626	(416)

	Euro	Sell	12/20/12	588,082	587,257	(825)

	Hong Kong Dollar	Buy	12/20/12	62,167	62,173	(6)

	Japanese Yen	Sell	12/20/12	252,244	259,424	7,180

	Mexican Peso	Buy	12/20/12	141,603	139,971	1,632

	New Zealand Dollar	Sell	12/20/12	10,251	10,334	83

	Norwegian Krone	Sell	12/20/12	192,351	191,636	(715)

42	Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $11,553,365) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Polish Zloty	Buy	12/20/12	$21,700	$21,147	$553

	Russian Ruble	Buy	12/20/12	25,427	24,601	826

	Singapore Dollar	Buy	12/20/12	37,768	37,772	(4)

	Singapore Dollar	Sell	12/20/12	37,768	37,641	(127)

	Swedish Krona	Sell	12/20/12	139,594	139,097	(497)

	Taiwan Dollar	Buy	12/20/12	179	181	(2)

	Turkish Lira	Buy	12/20/12	13,571	13,578	(7)

Royal Bank of Scotland PLC (The)

	Canadian Dollar	Buy	12/20/12	5,937	5,911	26

	Euro	Buy	12/20/12	272,903	272,300	603

	Japanese Yen	Buy	12/20/12	73,701	75,803	(2,102)

	Swiss Franc	Sell	12/20/12	94,661	94,237	(424)

State Street Bank and Trust Co.

	Australian Dollar	Buy	12/20/12	20,117	20,351	(234)

	Brazilian Real	Buy	12/20/12	20,216	20,941	(725)

	British Pound	Sell	12/20/12	178,316	179,744	1,428

	Canadian Dollar	Buy	12/20/12	52,330	52,099	231

	Czech Koruna	Sell	12/20/12	12,042	11,621	(421)

	Euro	Buy	12/20/12	196,678	195,784	894

	Indonesian Rupiah	Sell	12/20/12	5,957	5,921	(36)

	Japanese Yen	Buy	12/20/12	65,936	67,560	(1,624)

	Mexican Peso	Buy	12/20/12	17,989	17,782	207

	New Zealand Dollar	Sell	12/20/12	6,315	6,336	21

	Norwegian Krone	Sell	12/20/12	124,688	124,177	(511)

	Polish Zloty	Buy	12/20/12	11,943	11,631	312

	Singapore Dollar	Buy	12/20/12	4,916	4,916	—

	Singapore Dollar	Sell	12/20/12	4,916	4,897	(19)

	South Korean Won	Buy	12/20/12	6,690	6,626	64

	Swedish Krona	Sell	12/20/12	5,363	5,393	30

	Thai Baht	Buy	12/20/12	10,476	10,418	58

	Turkish Lira	Buy	12/20/12	12,063	12,053	10

UBS AG

	Australian Dollar	Buy	12/20/12	20,012	19,905	107

	Australian Dollar	Sell	12/20/12	20,012	20,045	33

	British Pound	Sell	12/20/12	78,344	78,976	632

	Canadian Dollar	Sell	12/20/12	366,614	365,011	(1,603)

	Czech Koruna	Sell	12/20/12	12,042	11,619	(423)

	Euro	Sell	12/20/12	401,680	401,257	(423)

	Japanese Yen	Sell	12/20/12	16,279	17,021	742

	Mexican Peso	Buy	12/20/12	1,799	1,778	21

Dynamic Asset Allocation Equity Fund	43

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $11,553,365) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	New Zealand Dollar	Sell	12/20/12	$5,740	$5,828	$88

	Norwegian Krone	Buy	12/20/12	112,619	112,379	240

	Philippines Peso	Buy	12/20/12	7,594	7,530	64

	Russian Ruble	Buy	12/20/12	25,427	24,703	724

	Singapore Dollar	Buy	12/20/12	12,043	11,969	74

	Singapore Dollar	Sell	12/20/12	12,043	12,004	(39)

	South African Rand	Buy	12/20/12	33,236	33,315	(79)

	South African Rand	Sell	12/20/12	33,236	33,726	490

	Swedish Krona	Buy	12/20/12	178,805	178,581	224

	Taiwan Dollar	Buy	12/20/12	6,137	6,106	31

	Thai Baht	Buy	12/20/12	7,403	7,363	40

	Turkish Lira	Buy	12/20/12	11,169	11,171	(2)

WestPac Banking Corp.

	Australian Dollar	Buy	12/20/12	175,525	174,555	970

	British Pound	Sell	12/20/12	353,427	356,186	2,759

	Canadian Dollar	Buy	12/20/12	180,540	179,734	806

	Euro	Buy	12/20/12	159,605	159,330	275

	Japanese Yen	Sell	12/20/12	18,591	19,134	543

	Mexican Peso	Buy	12/20/12	11,998	11,859	139

	Norwegian Krone	Buy	12/20/12	24,295	24,212	83

	Swedish Krona	Sell	12/20/12	42,395	42,364	(31)

Total						$3,444

FUTURES CONTRACTS OUTSTANDING at 11/30/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

FTSE 100 Index (Short)	3	282,307	Dec-12	$(1,616)

Russell 2000 Index Mini (Long)	3	246,210	Dec-12	(227)

S&P 500 Index E-Mini (Long)	5	353,600	Dec-12	(4,560)

S&P 500 Index E-Mini (Short)	1	70,725	Dec-12	(335)

SPI 200 Index (Short)	2	$235,645	Dec-12	(2,424)

Tokyo Price Index (Long)	3	284,224	Dec-12	1,088

Total				$(8,074)

44	Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,176,400	$—	$—

Capital goods	1,073,764	1,161	—

Communication services	952,102	—	—

Conglomerates	408,713	—	—

Consumer cyclicals	2,353,951	—	—

Consumer staples	1,865,063	129	—

Energy	1,835,719	—	—

Financials	3,308,645	—	—

Health care	2,052,430	—	—

Technology	3,024,431	—	—

Transportation	265,581	—	—

Utilities and power	552,121	—	—

Total common stocks	18,868,920	1,290	—

Investment companies	$794,778	$—	$—

Short-term investments	547,745	188,917	—

Totals by level	$20,211,443	$190,207	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,444	$—

Futures contracts	(8,074)	—	—

Totals by level	$(8,074)	$3,444	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund	45

Statement of assets and liabilities 11/30/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $16,284,619)	$19,853,905
Affiliated issuers (identified cost $547,745) (Notes 1 and 6)	547,745

Cash	5,472

Foreign currency (cost $8,348) (Note 1)	7,648

Dividends, interest and other receivables	63,577

Receivable for shares of the fund sold	900,024

Receivable for investments sold	142,288

Receivable for sales of delayed delivery securities (Note 1)	204

Receivable from Manager (Note 2)	21,996

Unrealized appreciation on forward currency contracts (Note 1)	53,539

Total assets	21,596,398

LIABILITIES

Payable for investments purchased	159,957

Payable for shares of the fund repurchased	1,031,513

Payable for custodian fees (Note 2)	49,172

Payable for investor servicing fees (Note 2)	7,905

Payable for Trustee compensation and expenses (Note 2)	2,249

Payable for administrative services (Note 2)	39

Payable for variation margin (Note 1)	2,606

Unrealized depreciation on forward currency contracts (Note 1)	50,095

Other accrued expenses	50,286

Total liabilities	1,353,822

Net assets	$20,242,576

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$15,075,084

Undistributed net investment income (Note 1)	199,336

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,406,477

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,561,679

Total — Representing net assets applicable to capital shares outstanding	$20,242,576

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($28,260 divided by 2,514 shares)	$11.24

Offering price per class A share (100/94.25 of $11.24)*	$11.93

Net asset value, offering price and redemption price per class Y share
($20,214,316 divided by 1,797,720 shares)	$11.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

46	Dynamic Asset Allocation Equity Fund

Statement of operations Six months ended 11/30/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,993)	$242,292

Interest (including interest income of $353 from investments in affiliated issuers) (Note 6)	353

Total investment income	242,645

EXPENSES

Compensation of Manager (Note 2)	61,404

Investor servicing fees (Note 2)	25,434

Custodian fees (Note 2)	57,167

Trustee compensation and expenses (Note 2)	893

Administrative services (Note 2)	220

Auditing	41,678

Other	9,712

Fees waived and reimbursed by Manager (Note 2)	(89,293)

Total expenses	107,215

Expense reduction (Note 2)	(658)

Net expenses	106,557

Net investment income	136,088

Net realized gain on investments (net of foreign tax of $156) (Notes 1 and 3)	53,177

Net realized gain on futures contracts (Note 1)	111,873

Net realized loss on foreign currency transactions (Note 1)	(35,177)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	63,523

Net unrealized appreciation of investments and futures contracts during the period	1,833,278

Net gain on investments	2,026,674

Net increase in net assets resulting from operations	$2,162,762

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund	47

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/12*	Year ended 5/31/12

Operations:
Net investment income	$136,088	$278,607

Net realized gain on investments
and foreign currency transactions	129,873	1,537,485

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,896,801	(5,384,488)

Net increase (decrease) in net assets resulting
from operations	2,162,762	(3,568,396)

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(1,354)

Class Y	—	(950,609)

From net realized long-term gain on investments
Class A	—	(1,611)

Class Y	—	(1,113,394)

Decrease from capital share transactions (Note 4)	(646,773)	(9,265,753)

Total increase (decrease) in net assets	1,515,989	(14,901,117)

NET ASSETS

Beginning of period	18,726,587	33,627,704

End of period (including undistributed net investment
income of $199,336 and $63,248, respectively)	$20,242,576	$18,726,587

* Unaudited

The accompanying notes are an integral part of these financial statements.

48	Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund	49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2012**	$10.11	.07	1.06	1.13	—	—	—	$11.24	11.18 *	$28	.53 *	.67 *	27 *
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	15	.40*	.61*	46*

Class Y
November 30, 2012**	$10.11	.07	1.06	1.13	—	—	—	$11.24	11.18 *	$20,214	.53 *	.67 *	27 *
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	38,262	.40 *	.61 *	46 *

* Not annualized.

** Unaudited.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2012	0.44%

May 31, 2012	0.75

May 31, 2011	0.49

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

50	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	51

Notes to financial statements 11/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from June 1, 2012 through November 30, 2012.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number

52	Dynamic Asset Allocation Equity Fund

of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Dynamic Asset Allocation Equity Fund	53

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 20 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $19,500,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $31,355 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

54	Dynamic Asset Allocation Equity Fund

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $16,964,774, resulting in gross unrealized appreciation and depreciation of $3,969,278 and $532,402, respectively, or net unrealized appreciation of $3,436,876.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through September 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $89,293 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Equity Fund	55

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$37

Class Y	25,397

Total	$25,434

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $14 under the expense offset arrangements and by $644 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class  A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,205,658 and $5,502,952, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

56	Dynamic Asset Allocation Equity Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/12		Year ended 5/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	311	2,965

	—	—	311	2,965

Shares repurchased	(288)	(3,262)	(2)	(15)

Net increase (decrease)	(288)	$(3,262)	309	$2,950

	Six months ended 11/30/12		Year ended 5/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	430,939	$4,673,692	857,458	$9,180,776

Shares issued in connection with
reinvestment of distributions	—	—	218,185	2,064,003

	430,939	4,673,692	1,075,643	11,244,779

Shares repurchased	(482,567)	(5,317,203)	(1,962,161)	(20,513,482)

Net decrease	(51,628)	$(643,511)	(886,518)	$(9,268,703)

At the close of the reporting period, Putnam Investments, LLC owned 1,626 class A shares of the fund (64.7 % of class A shares outstanding), valued at $18,273.

At the close of the reporting period, funds within the Putnam RetirementReady® Funds owned 91.7% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$53,539	Payables	$50,095

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,088*	depreciation	9,162*

Total		$54,627		$59,257

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Equity Fund	57

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(35,113)	$(35,113)

Equity contracts	111,873	—	111,873

Total	$111,873	$(35,113)	$76,760

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$65,166	$65,166

Equity contracts	(68,477)	—	(68,477)

Total	$(68,477)	$65,166	$(3,311)

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$658,914	$1,267,009	$1,378,178	$353	$547,745

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

58	Dynamic Asset Allocation Equity Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Equity Fund	59

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60	Dynamic Asset Allocation Equity Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA062
278530 1/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2013

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2013

Date of reporting period:	June 1, 2012 — November 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Semiannual report
11|30|12

A world of investing.℠
Putnam Investments
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Risk Allocation
Fund

Semiannual report
11 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Our active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Our use of leverage increases these risks by increasing investment exposure. REITs involve the risks of real estate investing, including declining property values. The use of short selling may result in losses if the securities appreciate in value. Commodities involve the risks of changes in market, political, regulatory, and natural conditions.

Message from the Trustees

Dear Fellow Shareholder:

In recent months, Europe’s sovereign debt crisis and the threat of the “fiscal cliff” in the United States have contributed to heightened market volatility and have curtailed economic growth.

Even with these challenges, the U.S. economy has exhibited resiliency, with employment, housing, and GDP data all improving. While most of Europe is mired in recession, slow but steady progress is being made to resolve the eurozone’s years-long debt crisis. Meanwhile, China, the world’s second-largest economy, is showing strength in its important manufacturing sector.

Putnam’s portfolio managers and analysts are trained to look for opportunities and manage downside risk in volatile market environments. We also believe in the importance of relying on the expertise of a financial advisor as you work toward your long-term financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Risk Allocation Fund

A strategy for allocating risks rather than assets

While providing the global diversification of a traditional asset allocation portfolio, Putnam Dynamic Risk Allocation Fund offers a different approach that depends less on traditional asset classes. The portfolio managers flexibly allocate the fund across different risk sources — equity, credit, inflation, and interest rates — rather than focus on stock and bonds. We believe de-emphasizing equity risk and focusing on risk-adjusted returns is a smart approach given the high levels of volatility in today's financial markets.

"Static strategies that emphasize stocks can be hurt by unexpected changes in market risk. That's why Putnam Dynamic Risk Allocation Fund has more balanced risks and the flexibility to adjust to changing market opportunities."

Jeffrey L. Knight, CFA
Portfolio Manager
Putnam Dynamic Risk Allocation Fund

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed income 40%
Stocks 60%
Stocks 90%
Fixed income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

U.S. stocks
Non-U.S. stocks
Emerging-market stocks
U.S. fixed income
Non-U.S. fixed income
16%
46%
22%
TIPS
Commodities
REITs
16%
High-yield bonds
Emerging-market bonds
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam Research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2 Dynamic Risk Allocation Fund

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Index, and 10% of which is the S&P Goldman Sachs Commodity Index.

† Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

Jeff, the fund’s semiannual fiscal period coincided with a rebound in equity markets. What factors helped stocks?

Stocks performed well from the end of May through the end of November primarily because the world’s great macro risks gradually retreated. The fear of a major financial crisis in Europe eased as the European Central Bank [ECB] took more decisive and powerful measures to stabilize bond markets. China’s economy found firmer footing, and the U.S. economy picked up a little steam after appearing to stall early in the year. At the beginning of the period there was widespread concern that one or more of these risks could trigger a full-blown crisis. Instead, each one eased.

Can you describe the overall risk allocations in the fund?

The risk allocations did not change substantially during the past six months. We continued to favor equity risk over other types of risk during the period. Not far behind were the allocations to inflation risk and credit risk. Inflation-related holdings included commodities, real estate investment trusts [REITs], and Treasury Inflation-Protected Securities [TIPS]. Credit risk positions included high-yield corporate bonds and emerging-market bonds.

The risk we considered least attractive was interest rates, and this allocation was well below a quarter of the fund’s risk. With Treasury yields at historically low levels, we

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Risk Allocation Fund	5

think investors stand to lose much more if rates rise than they stand to gain if rates fall.

What is the reasoning behind the credit risk weighting?

We find high-yield corporate bonds to be attractive investments. We recognize that a rise in interest rates could also have a negative impact on high-yield securities because they have a degree of duration risk, but we find the fundamentals of the high-yield market to be compelling. Current yield spreads above Treasuries are relatively high and the corporate default rate is low. Both attributes are attractive relative to historical norms.

What results did you see for the other risk sources?

Credit risk was the biggest contributor aside from equity risk. In addition to high-yield securities, investment-grade corporate and mortgage-backed bonds performed well, a sign of investors’ willingness to take credit risk.

Our least-favorite risk — interest rates — had weak results. Treasuries were flat.

Inflation risk performed reasonably well. Commodities had solid results, benefiting from greater optimism about future economic growth. However, TIPS had flat results like Treasuries. During the period, inflation expectations did not change very much despite the fact that the Federal Reserve expanded its efforts to stimulate the economy through asset purchases. In more normal economic conditions, this action might have led to higher inflation expectations. At this time, however, inflation indicators remained dormant.

Allocations are represented as a percentage of net assets. The fund’s exposures exceed 100% as a result of the fund’s use of investment leverage. Summary information may also differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Risk Allocation Fund

Why did you keep risks relatively balanced rather than make an even greater allocation to equity risk?

In our view, it’s too simplistic to target short-term market rallies at the expense of long-term risk-adjusted returns. The fund’s balance of risks allows it to participate when a variety of investments perform well, without being dependent on just one risk that could go wrong. It’s also important, in my view, not to try to maximize participation in a short-term market movement, because doing so could also position the fund for greater volatility in the long run.

This most recent six-month period provides a case in point. U.S. stocks pulled back sharply right after the election in early November. The fund withstood this stretch of volatility quite well because it was well diversified and not unbalanced with equity risk. When stocks pulled back, the fund’s government bonds and other risk allocations helped to stabilize the fund’s performance.

You also have strategies seeking to add return at a more fundamental level. What were some examples?

One example is our emphasis on less-volatile stocks within the equity risk exposure. We pursue this strategy because of research that indicates that stocks that have performed

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/12. Short-term holdings, TBA commitments, and derivatives are excluded. Holdings will vary over time.

Dynamic Risk Allocation Fund	7

with less volatility than the market are likely to generate better long-term risk-adjusted returns than more volatile stocks.

In this period, this bottom-up strategy tended to amplify the broader trends I’ve described. During the market’s ascent in the first five months of the period, the fund’s U.S. equity positions did not keep pace with broad market averages. However, when prices pulled back in November, the less-volatile stocks outperformed the market.

Can you discuss the results of some top individual holdings?

One of the top contributors to fund performance during the period was Google. The company continues to be the dominant Internet search engine and is benefiting from an increasing amount of advertising dollars moving to online ads rather than to traditional media. To help protect its dominance, Google has been investing in its YouTube site and its open-access Android software for smartphones and mobile devices.

Another large holding that contributed positively to fund results in the period was oil company Exxon Mobil. The company continues to be one of the most efficient companies in its industry, achieving some of the highest returns on capital. Its expertise is valuable in developing new sources of oil and natural gas.

One of the weakest stocks in the portfolio was Microsoft. While the company continues to dominate desktop computers with its Windows PC operating system, the desktop market itself is under threat from tablet, mobile devices, and cloud computing in general. Microsoft is in the midst of responding to these business challenges by developing alternative devices and software integrated with the Windows system, but in recent months the stock has underperformed the market. However, it remains undervalued with future growth potential, in our view.

At the start of the period, you had a preference for U.S. securities over international markets. How did this fare, and do you continue to have that preference?

The fund’s broadly diversified portfolio had exposure to U.S. and international markets throughout the period, though we had a preference for U.S. stocks because eurozone countries faced a possible liquidity and debt restructuring crisis, while emerging markets were also stumbling. The U.S. markets appeared most resilient.

Although a sharp, unexpected turnaround in Europe led international markets to outperform the United States during the period, we believe that the fund’s positioning was appropriate for our investment mandate.

As I noted earlier, risks receded in both Europe and China over the course of the period. By

Allocations are represented as a percentage of the fund’s portfolio value. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8	Dynamic Risk Allocation Fund

contrast, in the United States uncertainty mounted because of the potential federal fiscal contraction or “cliff” that threatened to reduce economic growth in 2013. Going into the second half of the fiscal year, the portfolio has a more neutral regional positioning.

How did currencies affect performance?

During this period, currency exposures had little overall impact. As a fund that invests globally, we have a variety of currency exposures in the portfolio. The currency exposures result in part from owning international securities, but also by pursuing active strategies using forward currency contracts, a type of derivative. In some cases, we establish currency exposures with the goal of adding to performance, while in other cases the intent is to hedge foreign exchange risk that we consider unattractive.

What are other examples of derivatives used in your strategies?

In the fixed-income strategies, we used futures and interest-rate swaps to manage interest-rate exposure and to attempt to hedge interest-rate risk as well as prepayment risk. We also attempted to hedge credit and market risk, as well as the risks of individual securities, using credit default swaps. In implementing equity strategies, we used futures contracts to manage exposure to market risk, or to gain equity exposure with our cash holdings. With total return swaps, we managed specific sector, industry, and market exposures, and hedged the risks involved with these exposures.

What is your outlook for markets and the fund in coming months?

We believe that the major story of calendar year 2012 was a gradual reduction in macro risks as, one by one, Europe, China, and the United States managed to avoid the worst-case scenarios investors had foreseen. This process of easing fears put the wind at the back of markets. As each risk receded, it helped security prices rise.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Risk Allocation Fund	9

Now that macro risks seemingly have subsided, we believe in 2013 there will be less of a tailwind for markets, but the environment has become more benign. We believe that corporate profits are likely to remain at strong levels, and that security prices are not generally overvalued. The U.S. housing market appears to be gaining vigor, and we believe it may help to lift the overall economy in 2013.

A significant new risk to highlight is the political conflict surrounding U.S. fiscal policy and the uncertainty it creates in 2013. At the end of the fund’s reporting period, November 30, the government had not yet resolved its policy deadlock, and new legislation enacted in early 2013 addressed tax rates primarily, rather than spending policies. Uncertainty about the impact of the federal fiscal situation on the economy is one reason we have less of a preference for U.S. stocks. As noted previously, the portfolio has a more neutral regional positioning as we enter the second half of the fiscal year.

Jeff, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

While the U.S. economy continues to gather strength in several key areas, estimates for overall global economic growth in 2012 and 2013 have been downgraded. The Organisation for Economic Co-operation and Development (OECD) revised its global GDP projections from 3.4% to 2.9% for 2012 and from 4.2% to 3.4% for 2013. The primary barriers to growth include the eurozone’s debt crisis and, to a lesser degree, the impending U.S. “fiscal cliff.” For the eurozone, the Paris-based think tank predicts negative growth of –0.4% in 2012 and –0.1% in 2013, before climbing to a tepid 1.3% in 2014. U.S. GDP growth may be significantly better, however: 2.2% for 2012, slowing to 2% in 2013, before increasing to 2.8% in 2014, according to the OECD.

10	Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 11/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	12.07%	5.63%	11.09%	7.09%	11.11%	11.11%	11.49%	7.62%	11.79%	12.54%	12.54%	12.54%
Annual average	9.99	4.69	9.19	5.89	9.21	9.21	9.52	6.33	9.76	10.38	10.38	10.38

1 year	11.85	5.43	11.09	6.09	11.11	10.11	11.38	7.51	11.68	12.20	12.20	12.20

6 months	8.01	1.84	7.65	2.65	7.65	6.65	7.84	4.06	7.92	8.19	8.19	8.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Dynamic Risk Allocation Fund	11

Comparative index returns For period ended 11/30/12

		Lipper Global Flexible
	Putnam Dynamic Risk	Portfolio Funds
	Allocation Blended Index	category average*

Life of fund	10.35%	7.61%
Annual average	8.58	6.29

1 year	8.94	7.93

6 months	8.82	7.30

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 11/30/12, there were 412, 361, and 346 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/12

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

5/31/12	$10.24	$10.86	$10.20	$10.19	$10.21	$10.58	$10.23	—	—	$10.26

7/2/12*	—	—	—	—	—	—	—	$10.56	$10.56	—

11/30/12	11.06	11.73	10.98	10.97	11.01	11.41	11.04	11.10	11.10	11.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

This fund made no distributions for the period.

* Inception date of class R5 and class R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	12.14%	5.69%	11.07%	7.07%	11.14%	11.14%	11.47%	7.60%	11.78%	12.59%	12.54%	12.56%
Annual average	9.35	4.41	8.53	5.47	8.59	8.59	8.84	5.88	9.07	9.69	9.65	9.67

1 year	11.55	5.09	10.67	5.67	10.73	9.73	10.97	7.09	11.27	11.83	11.78	11.81

6 months	5.49	–0.57	5.16	0.16	5.21	4.21	5.24	1.55	5.43	5.66	5.62	5.64

12	Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 5/31/12*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%**	1.16%**	1.16%

Total annual operating expenses for
the fiscal year ended 5/31/12	1.86%	2.61%	2.61%	2.36%	2.11%	1.58%**	1.48%**	1.61%

Annualized expense ratio for
the six-month period ended
11/30/12†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%	1.15%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/13.

** Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year, or in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 11/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.30	$11.19	$11.19	$9.90	$8.60	$4.88‡	$4.88‡	$6.00

Ending value (after expenses)	$1,080.10	$1,076.50	$1,076.50	$1,078.40	$1,079.20	$1,051.10	$1,051.10	$1,081.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12 (or, in the case of class R5 and R6 shares, from 7/3/12 (commencement of operations) to 11/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 6/1/12 to 11/30/12, they would have been higher.

Dynamic Risk Allocation Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2012, use the following calculation method. To find the value of your investment on June 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.08	$10.86	$10.86	$9.60	$8.34	$5.82	$5.82	$5.82

Ending value (after expenses)	$1,018.05	$1,014.29	$1,014.29	$1,015.54	$1,016.80	$1,019.30	$1,019.30	$1,019.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12 (or in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 11/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Index, and 10% S&P Goldman Sachs Commodity Index.

S&P 500 Index is an unmanaged index of common stock performance.

Dynamic Risk Allocation Fund	15

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2012, Putnam employees had approximately $340,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Risk Allocation Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured

Dynamic Risk Allocation Fund	17

particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts generally have been in effect for two years — since January or, for a few funds, February 2010. For the majority of the open-end funds, the Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted. In the case of your fund, which is a new fund that did not commence operations until September 2011, the Trustees approved the new management contract in September 2011.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years (less for your fund, which only commenced operations in September 2011), and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, effective through at least September 30, 2013, Putnam Management has agreed to waive

18	Dynamic Risk Allocation Fund

fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans and acquired fund fees and expenses) would exceed 1.15% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management

Dynamic Risk Allocation Fund	19

under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods (in the case of your fund, which had only recently commenced operations, the Trustees considered its investment performance from the fund’s inception in September 2011 through December 2011) and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark, for the period measuring from its inception on September 19, 2011 through December 31, 2011. Putnam Dynamic Risk Allocation Fund’s class A shares’ return net of fees and expenses was positive and approximated the benchmark return over the life-of-fund period ended December 31, 2011. Because your fund had been operational for less than one year, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

20	Dynamic Risk Allocation Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Dynamic Risk Allocation Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/12 (Unaudited)

COMMON STOCKS (35.2%)*	Shares	Value

Basic materials (1.9%)
Allied Nevada Gold Corp. †	1,809	$58,883

American Vanguard Corp.	187	6,221

Arkema (France)	1,106	113,131

Assa Abloy AB Class B (Sweden)	3,243	117,323

BASF SE (Germany)	2,803	251,171

Bemis Co., Inc.	2,015	67,704

BHP Billiton PLC (United Kingdom)	3,880	121,965

BHP Billiton, Ltd. (Australia)	6,590	236,511

Buckeye Technologies, Inc.	347	9,619

Cambrex Corp. †	1,315	14,426

Cliffs Natural Resources, Inc.	372	10,695

Eagle Materials, Inc.	242	12,879

Evraz PLC (United Kingdom)	39,930	149,827

FMC Corp.	1,991	110,421

Georgia Gulf Corp.	110	5,045

Innophos Holdings, Inc.	354	16,960

Innospec, Inc. †	373	11,873

International Flavors & Fragrances, Inc.	1,334	86,750

K&S AG (Germany)	629	28,419

KapStone Paper and Packaging Corp. †	474	10,390

Koninklijke DSM NV (Netherlands)	2,154	124,059

Kraton Performance Polymers, Inc. †	197	4,628

Kronos Worldwide, Inc.	668	10,761

L.B. Foster Co. Class A	131	5,430

Landec Corp. †	584	5,875

Linde AG (Germany)	774	133,831

LSB Industries, Inc. †	1,044	34,901

Minerals Technologies, Inc.	66	4,884

Newmont Mining Corp.	3,883	182,850

Nitto Denko Corp. (Japan)	4,000	208,407

NN, Inc. †	998	8,104

OM Group, Inc. †	333	6,650

PolyOne Corp.	944	19,012

PPG Industries, Inc.	1,667	207,158

Rio Tinto PLC (United Kingdom)	3,744	185,562

Rio Tinto, Ltd. (Australia)	1,996	122,378

Royal Gold, Inc.	1,015	81,971

Sealed Air Corp.	1,248	20,991

Sherwin-Williams Co. (The)	1,147	174,940

Sigma-Aldrich Corp.	1,564	113,421

Syngenta AG (Switzerland)	336	134,697

Trex Co., Inc. †	359	14,579

Tronox, Ltd. Class A	297	4,598

Valspar Corp.	1,655	103,901

Dynamic Risk Allocation Fund	23

COMMON STOCKS (35.2%)* cont.	Shares	Value

Basic materials cont.
voestalpine AG (Austria)	3,441	$111,097

W.R. Grace & Co. †	292	19,117

		3,484,015
Capital goods (1.7%)
ABB, Ltd. (Switzerland)	6,419	125,097

Aisin Seiki Co., Ltd. (Japan)	3,700	109,337

Alliant Techsystems, Inc.	200	12,000

American Axle & Manufacturing Holdings, Inc. †	496	5,188

Applied Industrial Technologies, Inc.	397	15,892

AZZ, Inc.	205	7,815

Ball Corp.	2,412	107,792

Chart Industries, Inc. †	318	19,233

Chase Corp.	434	7,487

Covanta Holding Corp.	3,662	69,139

DXP Enterprises, Inc. †	181	8,740

European Aeronautic Defense and Space Co. NV (France)	4,578	154,147

Franklin Electric Co., Inc.	247	14,711

Fuji Electric Co., Ltd. (Japan)	42,000	89,671

Generac Holdings, Inc.	410	13,378

General Dynamics Corp.	3,653	242,925

Global Power Equipment Group, Inc.	357	5,362

Great Lakes Dredge & Dock Corp.	2,823	24,927

Greenbrier Companies, Inc. †	873	16,683

Hyster-Yale Materials Holdings, Inc. †	66	2,738

Hyster-Yale Materials Holdings, Inc. Class B † F	59	2,447

IHI Corp. (Japan)	25,000	55,498

Invensys PLC (United Kingdom)	35,648	180,193

JGC Corp. (Japan)	4,000	131,740

Lockheed Martin Corp.	2,919	272,343

McDermott International, Inc. †	1,363	14,352

NACCO Industries, Inc. Class A	66	3,519

Northrop Grumman Corp.	3,389	226,046

Raytheon Co.	4,367	249,487

Republic Services, Inc.	5,080	144,628

Roper Industries, Inc.	1,557	173,652

Schindler Holding AG (Switzerland)	806	113,068

Singapore Technologies Engineering, Ltd. (Singapore)	14,000	42,094

Smith & Wesson Holding Corp. †	623	6,604

Standard Motor Products, Inc.	723	14,142

Standex International Corp.	183	9,015

Stericycle, Inc. †	1,497	139,925

Sturm Ruger & Co., Inc.	212	12,421

Tetra Tech, Inc. †	285	7,342

TriMas Corp. †	1,072	27,765

Valmont Industries, Inc.	123	17,178

Vinci SA (France)	2,817	124,289

Waste Connections, Inc.	2,761	90,892

		3,110,902

24	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Communication services (1.2%)
Allot Communications, Ltd. (Israel) †	237	$5,176

American Tower Corp. Class A R	2,656	199,014

Aruba Networks, Inc. †	373	7,266

AT&T, Inc.	5,981	204,132

BroadSoft, Inc. †	146	4,618

BT Group PLC (United Kingdom)	28,005	104,767

CalAmp Corp. †	680	5,896

Cincinnati Bell, Inc. †	1,519	8,096

Comtech Telecommunications Corp.	368	9,406

Deutsche Telekom AG (Germany)	8,143	89,701

EchoStar Corp. Class A †	1,741	54,598

France Telecom SA (France)	7,640	80,871

HSN, Inc.	249	13,170

IAC/InterActiveCorp.	2,221	104,720

InterDigital, Inc.	89	3,799

InterXion Holding NV (Netherlands) †	326	7,077

Kabel Deutschland Holding AG (Germany)	1,519	109,840

Loral Space & Communications, Inc.	177	15,057

NeuStar, Inc. Class A †	387	15,557

NTELOS Holdings Corp.	694	8,953

NTT DoCoMo, Inc. (Japan)	70	100,964

ShoreTel, Inc. †	1,536	6,636

Tele2 AB Class B (Sweden)	4,718	82,470

Telefonica SA (Spain)	7,881	103,419

Telstra Corp., Ltd. (Australia)	29,259	131,604

USA Mobility, Inc.	554	6,404

Verizon Communications, Inc.	12,481	550,662

Vodafone Group PLC (United Kingdom)	38,080	98,317

Windstream Corp.	5,864	49,140

		2,181,330
Conglomerates (0.5%)
AMETEK, Inc.	4,156	155,143

Danaher Corp.	5,534	298,670

General Electric Co.	12,579	265,794

Marubeni Corp. (Japan)	6,000	39,522

Siemens AG (Germany)	1,142	117,779

		876,908
Consumer cyclicals (4.2%)
Advance Auto Parts, Inc.	907	66,347

Aeon Co., Ltd. (Japan)	7,000	78,292

Amazon.com, Inc. †	1,998	503,596

AutoZone, Inc. †	268	102,850

Babcock International Group PLC (United Kingdom)	5,903	94,244

Beazer Homes USA, Inc. †	1,518	22,664

Bed Bath & Beyond, Inc. †	2,210	129,771

Belo Corp. Class A	3,416	24,595

Big Lots, Inc. †	1,619	45,591

Dynamic Risk Allocation Fund	25

COMMON STOCKS (35.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Brunswick Corp.	153	$3,943

Buckle, Inc. (The)	163	8,337

Bunzl PLC (United Kingdom)	6,323	104,242

Bureau Veritas SA (France)	856	94,973

Cabela’s, Inc. †	298	14,235

Carmike Cinemas, Inc. †	500	7,560

Cash America International, Inc.	91	3,389

Christian Dior SA (France)	825	133,315

Cie Financiere Richemont SA (Switzerland)	1,647	126,986

Cie Generale des Etablissements Michelin (France)	1,373	127,692

Cintas Corp.	2,488	103,103

Compass Group PLC (United Kingdom)	5,841	67,472

Conn’s, Inc. †	417	11,793

Cooper Tire & Rubber Co.	1,242	31,025

Corporate Executive Board Co. (The)	105	4,494

Crocs, Inc. †	283	3,778

Daihatsu Motor Co., Ltd. (Japan)	4,000	70,989

Deckers Outdoor Corp. †	110	4,212

Deluxe Corp.	695	20,016

Demand Media, Inc. †	329	2,928

Destination Maternity Corp.	739	16,421

Discovery Communications, Inc. Class A †	2,573	155,435

Dollar General Corp. †	1,430	71,500

Dollar Tree, Inc. †	2,468	103,014

DreamWorks Animation SKG, Inc. Class A †	269	4,608

Dun & Bradstreet Corp. (The)	1,116	88,365

Ecolab, Inc.	2,884	207,879

Equifax, Inc.	2,504	128,305

Expedia, Inc.	1,594	98,605

Experian Group, Ltd. (United Kingdom)	5,545	92,126

Fiat Industrial SpA (Italy)	8,889	95,028

Finish Line, Inc. (The) Class A	811	16,731

Francesca’s Holdings Corp. †	264	6,872

G&K Services, Inc. Class A	217	7,356

GameStop Corp. Class A	954	25,043

Genesco, Inc. †	52	2,877

Global Cash Access Holdings, Inc. †	918	7,225

Green Dot Corp. Class A †	588	7,309

HMS Holdings Corp. †	231	5,352

Home Depot, Inc. (The)	8,516	554,136

Host Hotels & Resorts, Inc. R	6,469	95,030

Isuzu Motors, Ltd. (Japan)	31,000	181,634

KAR Auction Services, Inc. †	507	9,009

Kimberly-Clark Corp.	4,854	416,085

Kohl’s Corp.	2,415	107,830

La-Z-Boy, Inc. †	1,242	18,531

26	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Consumer cyclicals cont.
LeapFrog Enterprises, Inc. †	1,103	$10,048

Lumber Liquidators Holdings, Inc. †	73	3,919

MAXIMUS, Inc.	78	4,913

McGraw-Hill Cos., Inc. (The)	2,805	148,974

MGM China Holdings, Ltd. (Hong Kong)	53,200	99,533

Millennial Media, Inc. †	251	3,451

Mitsubishi Motors Corp. (Japan) †	70,000	65,385

Moody’s Corp.	3,678	178,677

MSC Industrial Direct Co., Inc. Class A	1,072	77,892

Namco Bandai Holdings, Inc. (Japan)	5,100	71,580

Next PLC (United Kingdom)	3,242	190,159

Nu Skin Enterprises, Inc. Class A	283	12,848

O’Reilly Automotive, Inc. †	1,282	120,611

Omnicom Group, Inc.	2,588	128,727

OPAP SA (Greece)	6,875	44,706

PetSmart, Inc.	1,405	99,277

Pier 1 Imports, Inc.	202	3,876

Priceline.com, Inc. †	350	232,106

Randstad Holding NV (Netherlands)	849	27,610

Rent-A-Center, Inc.	138	4,797

Ross Stores, Inc.	2,246	127,842

Ryland Group, Inc. (The)	346	11,574

Scania AB Class B (Sweden)	4,923	102,184

Scholastic Corp.	296	8,306

Scotts Miracle-Gro Co. (The) Class A	1,003	41,584

Scripps Networks Interactive Class A	1,303	76,929

Select Comfort Corp. †	262	7,016

Sinclair Broadcast Group, Inc. Class A	1,378	15,199

Six Flags Entertainment Corp.	154	9,468

SJM Holdings, Ltd. (Hong Kong)	45,000	106,139

Sonic Automotive, Inc. Class A	2,054	40,546

Standard Parking Corp. †	640	14,240

Suzuki Motor Corp. (Japan)	6,200	147,112

Swire Pacific, Ltd. Class A (Hong Kong)	13,000	159,351

Target Corp.	4,496	283,832

TNS, Inc. †	716	10,454

Towers Watson & Co. Class A	1,365	72,181

Town Sports International Holdings, Inc. †	747	7,560

True Religion Apparel, Inc.	220	5,740

Tupperware Brands Corp.	903	58,560

ValueClick, Inc. †	187	3,529

Verisk Analytics, Inc. Class A †	2,484	123,803

Viacom, Inc. Class B	4,046	208,814

Volkswagen AG (Preference) (Germany)	758	164,089

VOXX International Corp. †	1,349	9,092

		7,878,971

Dynamic Risk Allocation Fund	27

COMMON STOCKS (35.2%)* cont.	Shares	Value

Consumer staples (3.6%)
AFC Enterprises †	1,370	$36,223

Ajinomoto Co., Inc. (Japan)	6,000	85,813

Altria Group, Inc.	17,473	590,762

Anheuser-Busch InBev NV (Belgium)	1,392	122,001

Associated British Foods PLC (United Kingdom)	4,530	107,269

Avis Budget Group, Inc. †	1,542	29,205

Barrett Business Services, Inc.	272	9,044

Beacon Roofing Supply, Inc. †	404	12,459

Brinker International, Inc.	2,200	65,890

British American Tobacco (BAT) PLC (United Kingdom)	2,335	122,481

Cheesecake Factory, Inc. (The)	104	3,556

Church & Dwight Co., Inc.	3,488	188,875

Coca-Cola Co. (The)	2,174	82,438

ConAgra Foods, Inc.	7,828	233,744

Core-Mark Holding Co., Inc.	189	8,647

DeNA Co., Ltd. (Japan)	1,600	58,713

Diageo PLC (United Kingdom)	3,386	100,740

Distribuidora Internacional de Alimentacion SA (Spain)	13,015	80,774

Domino’s Pizza, Inc.	146	6,074

Dr. Pepper Snapple Group, Inc.	4,817	216,042

Geo Group, Inc. (The)	789	22,250

Heineken Holding NV (Netherlands)	2,394	129,616

Itron, Inc. †	307	13,447

Japan Tobacco, Inc. (Japan)	6,700	200,752

Kao Corp. (Japan)	4,400	120,789

Koninklijke Ahold NV (Netherlands)	7,565	95,986

Kroger Co. (The)	10,020	262,925

Lorillard, Inc.	2,072	251,044

McDonald’s Corp.	5,066	440,945

Nestle SA (Switzerland)	5,538	362,447

On Assignment, Inc. †	462	9,208

OpenTable, Inc. †	97	4,354

Panera Bread Co. Class A †	410	65,805

Papa John’s International, Inc. †	136	7,198

Philip Morris International, Inc.	8,807	791,573

Prestige Brands Holdings, Inc. †	464	10,022

Procter & Gamble Co. (The)	2,924	204,183

Reynolds American, Inc.	5,785	252,920

Ruby Tuesday, Inc. †	971	7,584

SABMiller PLC (United Kingdom)	1,806	81,813

Spartan Stores, Inc.	384	5,775

Starbucks Corp.	4,961	257,327

Suedzucker AG (Germany)	4,607	181,487

Tesco PLC (United Kingdom)	7,345	38,257

Toyota Tsusho Corp. (Japan)	6,800	156,565

Unilever PLC (United Kingdom)	2,444	94,093

28	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Consumer staples cont.
USANA Health Sciences, Inc. †	92	$3,798

W.W. Grainger, Inc.	816	158,320

Woolworths, Ltd. (Australia)	4,644	141,905

Yum! Brands, Inc.	3,228	216,534

		6,749,672
Energy (2.9%)
BP PLC (United Kingdom)	34,074	235,618

Caltex Australia, Ltd. (Australia)	6,770	129,151

Chevron Corp.	7,522	795,000

ConocoPhillips	6,507	370,509

CVR Energy, Inc. (Escrow)	401	—

Delek US Holdings, Inc.	897	23,564

Diamond Offshore Drilling, Inc.	782	53,958

ENI SpA (Italy)	8,190	193,644

EPL Oil & Gas, Inc. †	665	13,958

Exxon Mobil Corp.	15,733	1,386,707

FMC Technologies, Inc. †	2,035	83,150

Helix Energy Solutions Group, Inc. †	1,211	21,205

HollyFrontier Corp.	4,231	191,791

Key Energy Services, Inc. †	1,259	8,423

Kodiak Oil & Gas Corp. †	946	8,117

Marathon Oil Corp.	2,783	85,856

Murphy Oil Corp.	2,995	169,936

National Oilwell Varco, Inc.	1,161	79,296

Petrofac, Ltd. (United Kingdom)	7,697	200,761

Phillips 66	4,074	213,355

Repsol YPF SA (Spain)	3,690	78,272

Rosetta Resources, Inc. †	173	7,775

Royal Dutch Shell PLC Class A (United Kingdom)	6,300	210,905

Royal Dutch Shell PLC Class B (United Kingdom)	5,797	200,103

Spectra Energy Corp.	7,778	217,395

Statoil ASA (Norway)	3,565	87,167

Stone Energy Corp. †	434	8,997

Swift Energy Co. †	532	8,235

Tesoro Corp.	614	25,960

Total SA (France)	3,412	170,732

Unit Corp. †	193	8,670

Vaalco Energy, Inc. †	2,371	20,082

W&T Offshore, Inc.	385	6,379

Western Refining, Inc.	620	18,011

		5,332,682
Financials (7.9%)
3i Group PLC (United Kingdom)	15,826	53,653

ACE, Ltd.	4,757	376,897

AG Mortgage Investment Trust, Inc. R	235	5,788

Ageas (Belgium)	3,586	95,841

Agree Realty Corp. R	384	10,068

Dynamic Risk Allocation Fund	29

COMMON STOCKS (35.2%)* cont.	Shares	Value

Financials cont.
AIA Group, Ltd. (Hong Kong)	29,600	$115,151

Alexandria Real Estate Equities, Inc. R	231	15,690

Allianz SE (Germany)	858	111,531

Allied World Assurance Co. Holdings AG	2,474	200,815

American Campus Communities, Inc. R	189	8,278

American Equity Investment Life Holding Co.	969	11,173

American Express Co.	8,888	496,839

Amtrust Financial Services, Inc.	219	6,312

Apartment Investment & Management Co. Class A R	5,119	128,333

Apollo Commercial Real Estate Finance, Inc. R	417	6,960

Apollo Residential Mortgage, Inc.	422	9,153

Arch Capital Group, Ltd. †	5,570	251,207

Arlington Asset Investment Corp. Class A	260	5,626

ARMOUR Residential REIT, Inc. R	1,252	8,764

Ashford Hospitality Trust, Inc. R	1,562	14,136

Australia & New Zealand Banking Group, Ltd. (Australia)	3,859	98,104

AvalonBay Communities, Inc. R	2,604	343,181

AXA SA (France)	8,816	144,869

Banco Latinoamericano de Exportaciones SA Class E (Panama)	901	19,462

Banco Santander Central Hispano SA (Spain)	17,816	137,031

Bank of Hawaii Corp.	1,764	76,681

Bank of New York Mellon Corp. (The)	3,455	82,713

Barclays PLC (United Kingdom)	55,634	219,270

Berkshire Hathaway, Inc. Class B †	4,305	379,184

BNP Paribas SA (France)	3,552	198,387

BofI Holding, Inc. †	600	15,996

Boston Properties, Inc. R	2,640	270,943

BRE Properties R	103	5,011

Camden Property Trust R	377	24,769

Cardinal Financial Corp.	830	12,450

CBL & Associates Properties, Inc. R	1,454	32,730

Chimera Investment Corp. R	3,012	8,253

Chubb Corp. (The)	2,975	229,045

Citizens & Northern Corp.	466	8,388

Citizens Republic Bancorp, Inc. †	433	8,127

CNO Financial Group, Inc.	1,723	15,679

Commerce Bancshares, Inc.	2,562	91,668

Commonwealth Bank of Australia (Australia)	4,131	257,330

CommonWealth REIT R	6,632	100,342

Credit Acceptance Corp. †	41	3,783

Credit Suisse Group (Switzerland)	2,400	56,821

DBS Group Holdings, Ltd. (Singapore)	8,000	94,708

Deutsche Bank AG (Germany)	3,072	135,600

Dexus Property Group (Australia)	107,491	112,738

Digital Realty Trust, Inc. R	1,951	125,918

Discover Financial Services	7,411	308,372

30	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Financials cont.
Duke Realty Corp. R	592	$7,992

DuPont Fabros Technology, Inc. R	4,173	96,355

Dynex Capital, Inc. R	1,197	11,731

East West Bancorp, Inc.	640	13,536

Education Realty Trust, Inc. R	597	6,155

EPR Properties R	156	7,075

Equity Residential Trust R	7,514	417,102

Essex Property Trust, Inc. R	549	77,129

Everest Re Group, Ltd.	2,120	229,956

Extra Space Storage, Inc. R	3,192	112,199

Federal Realty Investment Trust R	2,149	223,582

Financial Institutions, Inc.	496	9,231

First Community Bancshares Inc.	484	7,454

First Industrial Realty Trust † R	2,637	34,808

Flushing Financial Corp.	894	13,374

General Growth Properties R	9,071	175,705

Genworth Financial, Inc. Class A †	3,886	23,122

Glimcher Realty Trust R	930	9,970

Government Properties Income Trust R	3,844	88,604

Hang Lung Group, Ltd. (Hong Kong)	15,000	83,611

Hanmi Financial Corp. †	998	12,465

HCP, Inc. R	6,740	303,637

Health Care REIT, Inc. R	2,537	149,404

Heartland Financial USA, Inc.	323	8,453

HFF, Inc. Class A †	1,514	22,453

HSBC Holdings, PLC (United Kingdom)	33,408	341,327

Insurance Australia Group, Ltd. (Australia)	33,701	162,839

Invesco Mortgage Capital, Inc. R	360	7,621

Investment AB Kinnevik Class B (Sweden)	5,873	114,400

Investors Real Estate Trust R	1,156	9,814

Jones Lang LaSalle, Inc.	207	16,976

Joyo Bank, Ltd. (The) (Japan)	19,000	92,655

JPMorgan Chase & Co.	3,023	124,185

Kimco Realty Corp. R	8,717	167,889

Lexington Realty Trust R	2,956	28,348

Liberty Property Trust R	382	13,305

LTC Properties, Inc. R	528	17,276

M&T Bank Corp.	2,305	225,268

Macerich Co. (The) R	2,904	164,076

Maiden Holdings, Ltd. (Bermuda)	834	7,489

MainSource Financial Group, Inc.	746	8,997

Medical Properties Trust, Inc. R	7,349	85,763

MFA Financial, Inc. R	1,348	11,337

Mission West Properties R	704	6,435

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	39,800	182,017

National Financial Partners Corp. †	384	6,378

Dynamic Risk Allocation Fund	31

COMMON STOCKS (35.2%)* cont.	Shares	Value

Financials cont.
National Health Investors, Inc. R	485	$26,918

Nationstar Mortgage Holdings, Inc. †	541	16,565

Nelnet, Inc. Class A	434	12,408

Northern Trust Corp.	3,682	176,810

Ocwen Financial Corp. †	946	33,924

One Liberty Properties, Inc. R	547	10,672

Oriental Financial Group (Puerto Rico)	491	5,912

ORIX Corp. (Japan)	1,100	110,354

Pennsylvania Real Estate Investment Trust R	3,838	63,941

People’s United Financial, Inc.	9,897	120,644

Peoples Bancorp, Inc.	496	10,019

Popular, Inc. (Puerto Rico) †	391	7,730

Portfolio Recovery Associates, Inc. †	88	8,696

Post Properties, Inc. R	2,453	120,516

Prologis, Inc. R	6,977	236,799

Protective Life Corp.	375	10,181

Prudential PLC (United Kingdom)	8,781	127,320

PS Business Parks, Inc. R	312	20,121

Public Storage R	3,327	467,909

Ramco-Gershenson Properties Trust R	4,504	60,264

Rayonier, Inc. R	1,418	70,673

Realty Income Corp. R	2,270	92,344

Regency Centers Corp. R	301	14,102

RenaissanceRe Holdings, Ltd.	2,469	204,334

Republic Bancorp, Inc. Class A	334	6,837

Resona Holdings, Inc. (Japan)	15,700	65,706

Royal Bank of Scotland Group PLC (United Kingdom) †	6,716	31,764

Senior Housing Properties Trust R	369	8,247

Simon Property Group, Inc. R	5,941	903,804

SL Green Realty Corp. R	2,206	166,288

Sovran Self Storage, Inc. R	300	18,537

St. Joe Co. (The) †	1,789	38,249

Standard Chartered PLC (United Kingdom)	5,007	116,720

Standard Life PLC (United Kingdom)	18,555	95,129

Starwood Property Trust, Inc. R	281	6,424

Stockland (Units) (Australia) R	29,777	105,345

Sunstone Hotel Investors, Inc. † R	7,542	77,833

Svenska Handelsbanken AB Class A (Sweden)	3,627	128,925

Swedbank AB Class A (Sweden)	7,277	134,420

Symetra Financial Corp.	834	10,200

Taubman Centers, Inc. R	220	17,043

UBS AG (Switzerland)	6,249	97,778

UDR, Inc. R	1,447	33,295

Universal Health Realty Income Trust R	118	5,751

Urstadt Biddle Properties, Inc. Class A R	384	7,215

Validus Holdings, Ltd.	4,751	168,470

32	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Financials cont.
Virginia Commerce Bancorp, Inc. †	1,245	$10,794

Virtus Investment Partners, Inc. †	69	7,925

Vornado Realty Trust R	4,088	312,446

W.R. Berkley Corp.	5,220	207,495

WageWorks, Inc. †	300	5,541

Walker & Dunlop, Inc. †	823	13,538

Walter Investment Management Corp. †	697	29,469

Washington Banking Co.	589	7,893

Wells Fargo & Co.	3,624	119,628

Westfield Group (Australia)	8,363	90,942

Westpac Banking Corp. (Australia)	4,577	121,802

Wheelock and Co., Ltd. (Hong Kong)	16,000	77,624

World Acceptance Corp. †	93	6,790

		14,774,289
Health care (3.7%)
Abbott Laboratories	7,470	485,550

ABIOMED, Inc. †	337	4,499

Aetna, Inc.	1,263	54,549

Affymax, Inc. †	229	5,597

Air Methods Corp. †	61	6,659

Alfresa Holdings Corp. (Japan)	1,300	54,564

Amedisys, Inc. †	98	1,026

AmerisourceBergen Corp.	3,313	139,875

Amgen, Inc.	4,359	387,079

AmSurg Corp. †	300	8,406

AstraZeneca PLC (United Kingdom)	2,841	135,026

athenahealth, Inc. †	51	3,248

Bayer AG (Germany)	471	42,604

Bio-Reference Labs, Inc. †	166	4,371

Biogen Idec, Inc. †	1,598	238,246

BioMarin Pharmaceuticals, Inc. †	139	6,755

Bristol-Myers Squibb Co.	9,229	301,142

C.R. Bard, Inc.	1,186	117,426

Cardinal Health, Inc.	3,832	155,004

Centene Corp. †	81	3,557

Cerner Corp. †	1,405	108,494

Coloplast A/S Class B (Denmark)	549	128,151

Community Health Systems, Inc. †	246	7,247

Computer Programs & Systems, Inc.	72	3,605

Conmed Corp.	639	17,656

Cubist Pharmaceuticals, Inc. †	383	15,554

Cyberonics, Inc. †	97	5,015

Elan Corp. PLC ADR (Ireland) †	840	8,383

Eli Lilly & Co.	6,068	297,575

Endo Health Solutions, Inc. †	555	15,906

Forest Laboratories, Inc. †	2,668	94,607

Fresenius SE & Co. KGgA (Germany)	1,090	125,996

Dynamic Risk Allocation Fund	33

COMMON STOCKS (35.2%)* cont.	Shares	Value

Health care cont.
Gilead Sciences, Inc. †	4,811	$360,825

GlaxoSmithKline PLC (United Kingdom)	8,527	182,313

Greatbatch, Inc. †	823	18,583

Haemonetics Corp. †	148	11,992

Health Net, Inc. †	309	7,277

HealthSouth Corp. †	411	9,038

Hi-Tech Pharmacal Co., Inc. †	136	4,107

Humana, Inc.	292	19,100

Impax Laboratories, Inc. †	696	14,157

Jazz Pharmaceuticals PLC †	815	43,912

Johnson & Johnson	2,717	189,456

Kindred Healthcare, Inc. †	1,041	11,295

Laboratory Corp. of America Holdings †	856	72,409

Lexicon Pharmaceuticals, Inc. †	1,281	2,203

Magellan Health Services, Inc. †	116	6,018

McKesson Corp.	2,402	226,917

MedAssets, Inc. †	1,577	25,390

Medicines Co. (The) †	839	18,013

Merck & Co., Inc.	835	36,991

Novartis AG (Switzerland)	2,720	168,331

Novo Nordisk A/S Class B (Denmark)	1,415	224,721

Obagi Medical Products, Inc. †	1,644	22,457

Omega Healthcare Investors, Inc. R	4,965	113,798

Omnicare, Inc.	610	22,106

Oncothyreon, Inc. †	540	2,473

OraSure Technologies, Inc. †	888	6,838

Orion OYJ Class B (Finland)	3,441	92,144

Otsuka Holdings Company, Ltd. (Japan)	5,400	160,294

PDL BioPharma, Inc.	1,836	14,504

Perrigo Co.	828	85,698

Pfizer, Inc.	6,976	174,540

Pharmacyclics, Inc. †	46	2,440

PharMerica Corp. †	668	9,646

Quality Systems, Inc.	107	1,948

Questcor Pharmaceuticals, Inc.	102	2,647

Roche Holding AG-Genusschein (Switzerland)	1,617	318,270

RTI Biologics, Inc. †	1,403	6,271

Sabra Health Care REIT, Inc. R	3,047	66,120

Salix Pharmaceuticals, Ltd. †	84	3,599

Sanofi (France)	1,960	175,020

Spectrum Pharmaceuticals, Inc. †	648	7,672

STAAR Surgical Co. †	1,857	10,733

Steris Corp.	203	6,937

Suzuken Co., Ltd. (Japan)	1,400	41,693

Triple-S Management Corp. Class B (Puerto Rico) †	270	4,712

United Therapeutics Corp. †	55	2,890

34	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Health care cont.
UnitedHealth Group, Inc.	7,183	$390,683

Ventas, Inc. R	5,105	324,933

ViroPharma, Inc. †	672	16,659

Warner Chilcott PLC Class A	795	9,270

WellCare Health Plans, Inc. †	470	22,687

Zimmer Holdings, Inc.	1,183	78,043

		6,834,145
Technology (6.1%)
Acacia Research Corp. †	116	2,579

Accenture PLC Class A	5,322	361,470

Actuate Corp. †	2,215	11,806

Acxiom Corp. †	875	15,479

Altera Corp.	5,490	177,821

Analog Devices, Inc.	5,337	216,682

Anixter International, Inc.	140	8,551

Apple, Inc.	8,222	4,812,172

ASML Holding NV (Netherlands)	1,494	93,330

Aspen Technology, Inc. †	297	7,719

Avago Technologies, Ltd. (Singapore)	4,562	160,126

BMC Software, Inc. †	3,372	138,117

Bottomline Technologies, Inc. †	388	9,510

Brocade Communications Systems, Inc. †	811	4,606

Cisco Systems, Inc.	32,916	622,442

Commvault Systems, Inc. †	150	9,954

Cornerstone OnDemand, Inc. †	187	5,243

CSG Systems International, Inc. †	172	3,196

EnerSys †	488	17,002

Entegris, Inc. †	2,507	22,463

Entropic Communications, Inc. †	1,217	6,316

Fair Isaac Corp.	672	28,775

FEI Co.	213	11,721

First Solar, Inc. †	273	7,368

Fujitsu, Ltd. (Japan)	40,000	151,392

Google, Inc. Class A †	1,229	858,297

IBM Corp.	4,850	921,840

Infoblox, Inc. †	372	7,053

InnerWorkings, Inc. †	558	7,260

Integrated Silicon Solutions, Inc. †	1,452	12,720

Intel Corp.	3,315	64,875

IntraLinks Holdings, Inc. †	1,448	9,542

Intuit, Inc.	3,536	211,842

Ixia †	293	4,401

KLA-Tencor Corp.	3,693	167,921

Konica Minolta Holdings, Inc. (Japan)	11,500	82,028

L-3 Communications Holdings, Inc.	1,791	137,638

Lam Research Corp. †	3,682	129,312

LivePerson, Inc. †	426	5,619

Dynamic Risk Allocation Fund	35

COMMON STOCKS (35.2%)* cont.	Shares	Value

Technology cont.
Manhattan Associates, Inc. †	198	$11,334

Maxim Integrated Products, Inc.	6,366	185,824

Mentor Graphics Corp. †	1,082	16,154

Microchip Technology, Inc.	4,592	139,689

Microsemi Corp. †	363	6,948

Microsoft Corp.	27,261	725,688

MTS Systems Corp.	200	9,670

NEC Corp. (Japan) †	59,000	103,063

Netscout Systems, Inc. †	379	9,520

NTT Data Corp. (Japan)	17	49,246

Omnivision Technologies, Inc. †	666	10,057

Oracle Corp. Japan (Japan)	2,200	92,339

Parametric Technology Corp. †	344	6,963

Perficient, Inc. †	670	7,296

Pericom Semiconductor Corp. †	975	7,332

Photronics, Inc. †	1,206	6,211

Plantronics, Inc.	185	6,222

Procera Networks, Inc. †	475	9,809

QLIK Technologies, Inc. †	275	5,330

RealPage, Inc. †	351	6,946

RF Micro Devices, Inc. †	1,282	5,538

Riverbed Technology, Inc. †	214	3,831

Rovi Corp. †	632	9,695

Rudolph Technologies, Inc. †	559	6,183

Safeguard Scientifics, Inc. †	378	5,341

SAP AG (Germany)	705	55,050

Semtech Corp. †	413	11,296

Silicon Graphics International Corp. †	328	2,752

Silicon Image, Inc. †	1,043	4,860

Skyworks Solutions, Inc. †	273	6,183

Softbank Corp. (Japan)	2,700	101,207

Sourcefire, Inc. †	135	6,646

SS&C Technologies Holdings, Inc. †	478	11,276

Stratasys, Inc. †	84	6,296

Tangoe, Inc. †	283	3,690

Teradyne, Inc. †	571	8,930

TIBCO Software, Inc. †	585	14,654

Tyler Technologies, Inc. †	153	7,179

Ultimate Software Group, Inc. †	141	13,326

Ultra Clean Holdings, Inc. †	1,162	5,601

Unisys Corp. †	140	2,419

VASCO Data Security International, Inc. †	1,847	13,871

Xilinx, Inc.	5,209	180,492

Yelp, Inc. †	275	5,200

		11,433,345

36	Dynamic Risk Allocation Fund

COMMON STOCKS (35.2%)* cont.	Shares	Value

Transportation (0.7%)
Alaska Air Group, Inc. †	138	$5,900

Central Japan Railway Co. (Japan)	2,500	198,035

ComfortDelgro Corp., Ltd. (Singapore)	54,000	76,094

Copa Holdings SA Class A (Panama)	952	90,288

Hankyu Hanshin Holdings, Inc. (Japan)	20,000	105,538

International Consolidated Airlines Group SA (Spain) †	21,270	57,206

J. B. Hunt Transport Services, Inc.	2,009	119,435

Neptune Orient Lines, Ltd. (Singapore) † S	83,000	74,119

Quality Distribution, Inc. †	991	6,630

SkyWest, Inc.	718	8,322

Southwest Airlines Co.	14,267	135,965

Swift Transportation Co. †	1,506	12,741

United Parcel Service, Inc. Class B	5,836	426,670

Universal Truckload Services, Inc.	490	7,600

US Airways Group, Inc. †	468	6,033

XPO Logistics, Inc. †	908	14,410

		1,344,986
Utilities and power (0.8%)
Chubu Electric Power Co., Inc. (Japan)	2,100	28,379

DTE Energy Co.	2,531	153,328

Electricite de France SA (EDF) (France)	5,764	105,811

Enel SpA (Italy)	27,513	104,269

Entergy Corp.	2,407	152,941

GDF Suez (France)	5,015	112,803

Kinder Morgan, Inc.	4,305	145,552

NextEra Energy, Inc.	1,802	123,815

PG&E Corp.	4,671	191,277

Pinnacle West Capital Corp.	2,069	106,471

Red Electrica Corporacion SA (Spain)	2,709	125,531

United Utilities Group PLC (United Kingdom)	12,779	139,530

Westar Energy, Inc.	2,721	78,087

		1,567,794

Total common stocks (cost $62,848,895)		$65,569,039

COMMODITY LINKED NOTES (5.0%)*Ω	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index:
75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (United Kingdom)	$842,000	$1,047,027

Deutsche Bank AG/London 144A sr. unsec. notes Ser. 00DL,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Commodity
Booster OYE Benchmark Light Energy TR Index multiplied by 3)
(United Kingdom)	440,000	420,684

Deutsche Bank AG/London 144A sr. unsec. notes Ser. 0005, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Commodity Booster OYE
Benchmark Light Energy TR Index multiplied by 3) (United Kingdom)	3,400,000	3,169,140

Dynamic Risk Allocation Fund	37

COMMODITY LINKED NOTES (5.0%)*Ω cont.	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR Index multiplied
by 3) (United Kingdom)	$1,548,000	$1,371,992

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI Gold
Index TR and 25% S&P GSCI Light Energy Index TR multiplied
by 3) (Jersey)	842,000	1,047,574

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2013
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	1,548,000	1,375,642

UBS AG/London 144A zero %, 2013 (Jersey)	916,000	863,601

Total commodity linked notes (cost $9,536,000)		$9,295,660

CORPORATE BONDS AND NOTES (4.9%)*	Principal amount	Value

Basic materials (0.4%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$15,000	$15,150

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018	25,000	25,469

Boise Cascade LLC/Boise Cascade Finance Corp. 144A sr. unsec.
notes 6 3/8s, 2020 (United Kingdom)	5,000	5,075

Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes
4 5/8s, 2022 (Germany)	25,000	25,750

Edgen Murray Corp. 144A company guaranty sr. notes 8 3/4s, 2020	25,000	25,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	15,000	13,538

Huntsman International, LLC company guaranty sr. unsec. sub. notes
8 5/8s, 2020	100,000	112,000

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	25,000	24,750

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s,
2020 (Canada)	45,000	44,100

LyondellBasell Industries NV sr. unsec. notes 6s, 2021 (Netherlands)	200,000	238,750

MPM Escrow LLC/MPM Finance Escrow Corp. 144A sr. notes
8 7/8s, 2020	20,000	19,850

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	15,000	15,203

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	20,000	20,761

PQ Corp. 144A sr. notes 8 3/4s, 2018	35,000	35,963

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes
4 5/8s, 2020	10,000	10,225

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company guaranty
sr. notes 9s, 2017	30,000	29,700

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	10,000	10,400

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020	50,000	49,250

		720,934
Capital goods (0.3%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020	5,000	5,225

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019	10,000	10,825

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	15,000	14,700

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	10,000	11,120

Exide Technologies sr. notes 8 5/8s, 2018	40,000	32,400

38	Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (4.9%)* cont.	Principal amount	Value

Capital goods cont.
GrafTech International, Ltd. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	$10,000	$10,300

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	15,000	20,064

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	10,000	10,025

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	15,000	13,688

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 1/8s, 2019	110,000	118,800

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
5 3/4s, 2020	25,000	25,563

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	70,000	75,338

Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	75,000	78,750

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	55,000	56,925

		483,723
Communication services (0.8%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5 1/4s, 2022	150,000	151,500

Cequel Communications Escrow Capital Corp. 144A sr. unsec. notes
6 3/8s, 2020	10,000	10,275

Crown Castle International Corp. 144A sr. unsec. notes 5 1/4s, 2023	35,000	36,575

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	100,000	110,000

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	90,000	102,600

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	315,000	337,050

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	20,000	20,000

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021 (Canada)	295,000	317,932

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s, 2023 (Canada)	30,000	31,125

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	385,000	416,763

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	10,000	10,350

		1,544,170
Consumer cyclicals (0.9%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	170,000	191,250

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	230,000	247,106

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016	80,000	85,200

Clear Channel Communications, Inc. 144A company guaranty
sr. notes 9s, 2019	30,000	27,150

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2020	75,000	73,875

Gray Television, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2020	30,000	30,000

HD Supply, Inc. 144A company guaranty sr. unsec. notes
11 1/2s, 2020	40,000	43,700

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	80,000	89,600

Jo-Ann Stores Holdings, Inc. 144A sr. notes 9 3/4s, 2019 ‡‡	25,000	24,438

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	10,000	10,575

Dynamic Risk Allocation Fund	39

CORPORATE BONDS AND NOTES (4.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	$25,000	$26,938

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	50,000	53,188

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2023	45,000	46,856

Lennar Corp. 144A company guaranty sr. unsec. notes 4 3/4s, 2022	15,000	14,513

MGM Resorts International 144A company guaranty sr. unsec. notes
8 5/8s, 2019	125,000	136,875

MGM Resorts International 144A company guaranty sr. unsec. notes
6 3/4s, 2020	25,000	25,188

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	95,000	99,750

Navistar International Corp. sr. notes 8 1/4s, 2021	75,000	71,250

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	45,000	45,225

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020 (Netherlands)	20,000	19,950

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	25,000	25,500

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	175,000	185,500

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	10,000	10,600

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	15,000	15,638

Spectrum Brands Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020	5,000	5,144

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes
9s, 2016	130,000	91,650

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	55,000	58,713

		1,755,372
Consumer staples (0.2%)
Claire’s Stores, Inc. 144A sr. notes 9s, 2019	30,000	31,575

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes
4 5/8s, 2023	70,000	72,100

HDTFS, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	25,000	25,906

HDTFS, Inc. 144A company guaranty sr. notes 5 7/8s, 2020	20,000	20,650

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	5,000	5,344

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	10,000	10,325

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	220,000	222,750

		388,650
Energy (0.4%)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020	15,000	15,600

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	75,000	79,688

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	85,000	79,900

FTS International Services, LLC/FTS International Bonds, Inc. 144A
company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	47,000	48,410

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	30,000	29,700

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021	50,000	51,750

Hiland Partners LP/Hiland Partners Finance Corp. 144A company
guaranty sr. notes 7 1/4s, 2020	20,000	20,925

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	65,100

40	Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (4.9%)* cont.	Principal amount	Value

Energy cont.
Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	$50,000	$55,000

Offshore Group Investment, Ltd. 144A company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	50,000	50,250

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	45,000	44,663

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	20,000	20,000

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	100,000	105,750

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	40,000	40,200

		706,936
Financials (0.5%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 3.407s, perpetual maturity	65,000	65,163

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	254,043

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	185,000	231,250

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	165,075

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	40,000	40,350

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB
6.071s, perpetual maturity (Jersey)	25,000	20,375

Hub International Ltd. 144A company	15,000	15,600

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018	30,000	30,338

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	120,000	121,200

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	25,000	24,813

		968,207
Health care (0.5%)
AmSurg Corp. 144A company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	35,000	35,350

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020	25,000	26,125

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡	50,000	49,750

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019	70,000	74,725

HCA, Inc. sr. notes 6 1/2s, 2020	210,000	235,725

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	105,000	99,225

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	20,000	20,650

Jaguar Holding Co. I 144A sr. notes 9 3/8s, 2017 ‡‡	20,000	20,500

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018	115,000	119,600

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2020	85,000	83,831

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	110,000

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	90,000	97,313

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	5,000	5,300

		978,094
Technology (0.5%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	280,000	251,300

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	120,000	128,400

CyrusOne LP/CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	10,000	10,350

Dynamic Risk Allocation Fund	41

CORPORATE BONDS AND NOTES (4.9%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	$215,000	$214,463

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	125,000	134,531

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	58,000

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	25,000	27,188

SunGard Data Systems, Inc. 144A company guaranty sr. sub. notes
6 5/8s, 2019	30,000	30,600

		854,832
Transportation (—%)
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	65,000	71,500

		71,500
Utilities and power (0.4%)
AES Corp. (The) sr. unsec. notes 8s, 2020	170,000	196,350

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	195,000	207,188

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	20,000	20,350

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	100,000	105,500

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	115,000	127,075

Regency Energy Partners company guaranty sr. unsec. unsub. notes
5 1/2s, 2023	30,000	31,446

		687,909

Total corporate bonds and notes (cost $9,103,340)		$9,160,327

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (2.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, January 1, 2043	$1,000,000	$1,064,492

		1,064,492
U.S. Government Agency Mortgage Obligations (2.3%)
Federal National Mortgage Association Pass-Through Certificates
5s, TBA, December 1, 2042	2,000,000	2,167,812
4s, TBA, December 1, 2042	1,000,000	1,071,406
3 1/2s, TBA, December 1, 2027	1,000,000	1,060,469

		4,299,687

Total U.S. government and agency mortgage obligations (cost $5,359,453)		$5,364,179

U.S. TREASURY OBLIGATIONS (0.7%)*	Principal amount	Value

U.S. Treasury notes 2 3/8s, October 31, 2014 [i]	$126,000	$131,312
U.S. Treasury notes 3/4s, September 15, 2013 [i]	261,000	262,580
U.S. Treasury notes 1/2s, November 15, 2013 [i]	181,000	181,538
U.S. Treasury notes 3/8s, July 31, 2013 [i]	392,000	392,984
U.S. Treasury notes 1/8s, September 30, 2013 [i]	242,000	241,935

Total U.S. treasury obligations (cost $1,210,349)		$1,210,349

42	Dynamic Risk Allocation Fund

PURCHASED EQUITY OPTIONS OUTSTANDING (0.2%)*
	Expiration	Contract
	date/strike	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-13/$115.00	22,775	$73,151

SPDR S&P 500 ETF Trust (Put)	Oct-13/123.00	26,890	115,764

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	21,740	94,592

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	10,576	22,819

SPDR S&P 500 ETF Trust (Put)	Jul-13/115.00	29,934	55,081

SPDR S&P 500 ETF Trust (Put)	Jun-13/110.00	25,594	27,471

SPDR S&P 500 ETF Trust (Put)	May-13/108.00	30,279	20,230

SPDR S&P 500 ETF Trust (Put)	Apr-13/117.00	14,706	12,861

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	9,176	4,215

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	5,350	2,672

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	12,741	2,925

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	1,785	410

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	9,562	554

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	4,963	287

SPDR S&P 500 ETF Trust (Put)	Dec-12/102.00	14,525	140

Total purchased equity options outstanding (cost $1,178,412)			$433,172

PREFERRED STOCKS (—%)*		Shares	Value

M/I Homes, Inc. $2.438 pfd. †		1,920	$43,392

Total preferred stocks (cost $38,022)			$43,392

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount		Value

Navistar International Corp. cv. sr. unsec. sub. notes 3s,2014		$34,000	$31,110

Total convertible bonds and notes (cost $30,393)			$31,110

SHORT-TERM INVESTMENTS (54.6%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.20% [d]		36,660	$36,660

Putnam Money Market Liquidity Fund 0.16% L		48,630,272	48,630,272

SSgA Prime Money Market Fund 0.10% P		3,700,000	3,700,000

U.S. Treasury Bills with an effective yield of 0.199%,
March 7, 2013 #		$4,000,000	3,999,192

U.S. Treasury Bills with an effective yield of 0.165%,
November 14, 2013		5,000,000	4,992,085

U.S. Treasury Bills with effective yields ranging from
0.167% to 0.182%, May 2, 2013		12,000,000	11,993,995

U.S. Treasury Bills with effective yields ranging from
0.155% to 0.180%, August 22, 2013 #		8,500,000	8,491,041

U.S. Treasury Bills with effective yields ranging from
0.178% to 0.179%, July 25, 2013		1,500,000	1,498,660

U.S. Treasury Bills with effective yields ranging from
0.174% to 0.175%, October 17, 2013 ##		6,640,000	6,630,777

U.S. Treasury Bills with effective yields ranging from
0.168% to 0.170%, May 30, 2013 #		2,500,000	2,498,394

U.S. Treasury Bills with effective yields ranging from
0.161% to 0.162%, June 27, 2013		3,500,000	3,497,298

U.S. Treasury Bills with effective yields ranging from
0.155% to 0.156%, January 10, 2013		750,000	749,870

Dynamic Risk Allocation Fund	43

SHORT-TERM INVESTMENTS (54.6%)* cont.	Principal amount	Value

U.S. Treasury Bills with effective yields ranging from
0.140% to 0.145%, February 7, 2013 #	$3,500,000	$3,499,646

U.S. Treasury Bills with effective yields ranging from
0.105% to 0.106%, December 13, 2012 #	1,000,000	999,965

U.S. Treasury Bills zero %, January 10, 2013 [i]	151,000	150,970

U.S. Treasury Bills zero %, July 25, 2013 [i]	202,000	201,818

Total short-term investments (cost $101,561,774)		$101,570,643

TOTAL INVESTMENTS

Total investments (cost $190,866,638)		$192,677,871

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2012 through November 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $186,179,068.

Ω The value of the commodity linked notes, which are marked-to-market daily may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 7). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $153,379,787 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

44	Dynamic Risk Allocation Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $39,273,392) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	12/20/12	$26,162	$26,044	$118

	Australian Dollar	Sell	12/20/12	26,162	26,153	(9)

	Euro	Buy	12/20/12	903,911	903,900	11

Barclays Bank PLC

	Australian Dollar	Sell	12/20/12	60,454	59,993	(461)

	British Pound	Buy	12/20/12	128,971	130,327	(1,356)

	Canadian Dollar	Buy	12/20/12	42,166	42,167	(1)

	Euro	Buy	12/20/12	903,780	898,277	5,503

	Hong Kong Dollar	Sell	12/20/12	73,342	73,338	(4)

	Japanese Yen	Buy	12/20/12	1,521,145	1,536,003	(14,858)

	Malaysian Ringgit	Buy	12/20/12	10,647	10,551	96

	Norwegian Krone	Buy	12/20/12	11,786	11,788	(2)

	Norwegian Krone	Sell	12/20/12	11,786	11,740	(46)

	Polish Zloty	Buy	12/20/12	17,804	17,340	464

	Polish Zloty	Sell	12/20/12	17,804	17,744	(60)

	Swedish Krona	Sell	12/20/12	41,148	41,093	(55)

	Swiss Franc	Sell	12/20/12	126,718	126,742	24

Citibank, N.A.

	British Pound	Buy	12/20/12	379,222	379,542	(320)

	British Pound	Sell	12/20/12	379,222	379,338	116

	Danish Krone	Buy	12/20/12	3,819	3,001	818

	Euro	Buy	12/20/12	903,780	904,574	(794)

	Japanese Yen	Buy	12/20/12	1,372,052	1,379,269	(7,217)

	Japanese Yen	Sell	12/20/12	1,372,052	1,375,515	3,463

	Singapore Dollar	Sell	12/20/12	41,537	41,577	40

	Swiss Franc	Buy	12/20/12	93,797	93,820	(23)

	Swiss Franc	Sell	12/20/12	93,797	92,601	(1,196)

Credit Suisse AG

	Australian Dollar	Sell	12/20/12	60,662	60,704	42

	British Pound	Buy	12/20/12	128,810	131,565	(2,755)

	Canadian Dollar	Buy	12/20/12	42,166	42,166	—

	Euro	Buy	12/20/12	903,780	906,049	(2,269)

	Japanese Yen	Buy	12/20/12	1,521,145	1,575,692	(54,547)

	Mexican Peso	Buy	12/20/12	68,782	68,844	(62)

	New Zealand Dollar	Buy	12/20/12	1,476	1,481	(5)

	Norwegian Krone	Buy	12/20/12	47,356	47,364	(8)

	Norwegian Krone	Sell	12/20/12	47,356	47,179	(177)

	Polish Zloty	Buy	12/20/12	143,284	142,810	474

	South African Rand	Buy	12/20/12	47,396	47,461	(65)

	Swedish Krona	Buy	12/20/12	224,565	224,356	209

Dynamic Risk Allocation Fund	45

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $39,273,392) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Swedish Krona	Sell	12/20/12	$224,565	$224,364	$(201)

	Swiss Franc	Sell	12/20/12	126,934	126,110	(824)

Deutsche Bank AG

	Australian Dollar	Buy	12/20/12	253,593	253,510	83

	Australian Dollar	Sell	12/20/12	253,593	252,268	(1,325)

	British Pound	Buy	12/20/12	1,034,168	1,037,570	(3,402)

	British Pound	Sell	12/20/12	1,034,168	1,039,568	5,400

	Euro	Buy	12/20/12	903,780	900,990	2,790

	Swiss Franc	Buy	12/20/12	71,994	72,011	(17)

	Swiss Franc	Sell	12/20/12	71,994	71,709	(285)

Goldman Sachs International

	Euro	Buy	12/20/12	558,944	557,997	947

	Euro	Sell	12/20/12	558,944	558,741	(203)

	Japanese Yen	Buy	12/20/12	898,141	923,932	(25,791)

	Japanese Yen	Sell	12/20/12	898,141	897,658	(483)

HSBC Bank USA, National Association

	Australian Dollar	Buy	12/20/12	6,671	6,669	2

	Australian Dollar	Sell	12/20/12	6,671	6,639	(32)

	British Pound	Buy	12/20/12	52,710	52,723	(13)

	British Pound	Sell	12/20/12	52,710	53,140	430

	Euro	Buy	12/20/12	903,911	904,516	(605)

	Hong Kong Dollar	Sell	12/20/12	73,354	73,355	1

	Japanese Yen	Buy	12/20/12	1,521,145	1,520,536	609

	Singapore Dollar	Buy	12/20/12	37,031	37,034	(3)

	Singapore Dollar	Sell	12/20/12	37,031	36,899	(132)

	Swiss Franc	Buy	12/20/12	31,949	31,959	(10)

	Swiss Franc	Sell	12/20/12	31,949	31,785	(164)

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	12/20/12	60,662	60,039	(623)

	British Pound	Buy	12/20/12	128,810	130,741	(1,931)

	Canadian Dollar	Buy	12/20/12	42,166	42,166	—

	Euro	Buy	12/20/12	903,780	903,052	728

	Hong Kong Dollar	Sell	12/20/12	73,354	73,362	8

	Japanese Yen	Buy	12/20/12	1,521,145	1,609,322	(88,177)

	Mexican Peso	Buy	12/20/12	68,782	66,298	2,484

	Polish Zloty	Buy	12/20/12	125,480	122,283	3,197

	Polish Zloty	Sell	12/20/12	125,480	125,060	(420)

	Singapore Dollar	Sell	12/20/12	41,537	41,348	(189)

	South African Rand	Buy	12/20/12	47,396	47,450	(54)

	Swedish Krona	Buy	12/20/12	83,994	83,925	69

	Swedish Krona	Sell	12/20/12	83,994	83,914	(80)

	Swiss Franc	Sell	12/20/12	126,934	126,817	(117)

46	Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $39,273,392) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	12/20/12	$96,309	$95,814	$495

	Australian Dollar	Sell	12/20/12	96,309	96,274	(35)

	Euro	Buy	12/20/12	1,276,323	1,273,639	2,684

	Euro	Sell	12/20/12	1,276,323	1,275,714	(609)

	Japanese Yen	Buy	12/20/12	1,143,799	1,169,981	(26,182)

	Japanese Yen	Sell	12/20/12	1,143,799	1,149,982	6,183

State Street Bank and Trust Co.

	Australian Dollar	Sell	12/20/12	60,662	60,898	236

	British Pound	Buy	12/20/12	128,810	130,817	(2,007)

	Canadian Dollar	Buy	12/20/12	42,166	42,089	77

	Euro	Buy	12/20/12	903,780	899,155	4,625

	Israeli Shekel	Buy	12/20/12	6,863	6,687	176

	Japanese Yen	Buy	12/20/12	1,521,145	1,591,137	(69,992)

	Norwegian Krone	Buy	12/20/12	5,911	5,886	25

	Norwegian Krone	Sell	12/20/12	5,911	5,912	1

	South African Rand	Buy	12/20/12	47,396	47,445	(49)

	Swedish Krona	Sell	12/20/12	41,163	41,122	(41)

UBS AG

	Australian Dollar	Sell	12/20/12	60,662	60,641	(21)

	British Pound	Buy	12/20/12	128,810	128,844	(34)

	Canadian Dollar	Buy	12/20/12	42,166	42,166	—

	Euro	Buy	12/20/12	903,780	902,485	1,295

	Japanese Yen	Buy	12/20/12	1,521,145	1,520,461	684

	Mexican Peso	Buy	12/20/12	68,782	68,847	(65)

	Norwegian Krone	Sell	12/20/12	13,621	13,784	163

	South African Rand	Buy	12/20/12	142,188	144,284	(2,096)

	South African Rand	Sell	12/20/12	142,188	142,346	158

	Swedish Krona	Sell	12/20/12	41,148	40,955	(193)

	Swiss Franc	Sell	12/20/12	126,934	126,754	(180)

WestPac Banking Corp.

	Australian Dollar	Buy	12/20/12	28,768	28,757	11

	Australian Dollar	Sell	12/20/12	28,768	28,758	(10)

	British Pound	Buy	12/20/12	124,965	124,998	(33)

	British Pound	Sell	12/20/12	124,965	125,941	976

	Canadian Dollar	Buy	12/20/12	193,622	192,806	816

	Canadian Dollar	Sell	12/20/12	193,622	193,620	(2)

	Euro	Buy	12/20/12	903,780	901,756	2,024

	Japanese Yen	Buy	12/20/12	1,521,145	1,527,069	(5,924)

Total						$(270,089)

Dynamic Risk Allocation Fund	47

FUTURES CONTRACTS OUTSTANDING at 11/30/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	21	$3,451,636	Dec-12	$14,740

Euro-Bund 10 yr (Long)	71	13,185,101	Dec-12	53,990

Euro-Buxl 30 yr Bond (Long)	13	2,246,623	Dec-12	(36,640)

Euro-OAT 10 yr (Short)	43	7,664,341	Dec-12	(176,130)

Euro-Schatz 2 yr (Long)	27	3,890,377	Dec-12	(385)

Japanese Government Bond
10 yr (Long)	13	22,844,423	Dec-12	163,817

MSCI EAFE Index Mini (Short)	65	5,067,725	Dec-12	(48,407)

NASDAQ 100 Index E-Mini (Short)	55	2,943,325	Dec-12	125,294

S&P 500 Index E-Mini (Long)	36	2,545,920	Dec-12	(32,832)

U.K. Gilt 10 yr (Long)	20	3,824,334	Mar-13	15,952

U.S. Treasury Bond 30 yr (Long)	24	3,601,500	Mar-13	11,951

U.S. Treasury Note 10 yr (Long)	60	8,018,438	Mar-13	24,261

U.S. Treasury Note 5 yr (Long)	68	8,480,875	Mar-13	17,402

U.S. Treasury Note 2 yr (Long)	40	8,818,125	Mar-13	1,799

Total				$134,812

WRITTEN EQUITY OPTIONS OUTSTANDING at 11/30/12 (premiums $404,640) (Unaudited)

	Expiration	Contract
	Date/strike	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-12/$141.00	239,283	$593,204

SPDR S&P 500 ETF Trust (Put)	May-13/90.00	30,279	5,335

SPDR S&P 500 ETF Trust (Put)	Apr-13/100.00	14,706	3,378

SPDR S&P 500 ETF Trust (Put)	Mar-13/100.00	9,176	964

SPDR S&P 500 ETF Trust (Put)	Mar-13/100.00	5,350	614

SPDR S&P 500 ETF Trust (Put)	Feb-13/100.00	12,741	631

SPDR S&P 500 ETF Trust (Put)	Feb-13/100.00	1,785	88

SPDR S&P 500 ETF Trust (Put)	Jan-13/95.00	9,562	253

SPDR S&P 500 ETF Trust (Put)	Jan-13/95.00	4,963	131

SPDR S&P 500 ETF Trust (Put)	Dec-12/85.00	14,525	11

			$604,609

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/12 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$16,497,000	$—	5/2/22	3 month USD-
			LIBOR-BBA	2.0425%	$726,913

3,370,000	—	3/23/22	3 month USD-
			LIBOR-BBA	2.388%	262,994

Barclays Bank PLC
1,900,000	—	9/13/14	3 month USD-
			LIBOR-BBA	0.389%	832

2,700,000	—	9/13/17	3 month USD-
			LIBOR-BBA	0.8075%	15,537

48	Dynamic Risk Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$20,200,000	$—	9/13/22	3 month USD-
			LIBOR-BBA	1.7823%	$361,512

2,200,000	—	9/13/42	3 month USD-
			LIBOR-BBA	2.633%	43,406

Credit Suisse International
4,200,000	—	10/5/22	3 month USD-
			LIBOR-BBA	1.68625%	30,597

200,000 E	9,464	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	2,020

1,800,000 E	(612)	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	13,536

Goldman Sachs International
900,000	—	10/5/17	3 month USD-
			LIBOR-BBA	0.73875%	1,531

Total					$1,458,878

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/12 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$3,800,000	9/21/21	(2.305%)	USA Non Revised	$125,362
				Consumer Price
				Index-Urban (CPI-U)

	58,356	10/7/13	(3 month USD-	Vanguard Index	(31,329)
			LIBOR-BBA plus	Funds — MSCI
			0.06%)	Emerging Markets ETF

baskets	163,761	3/14/13	(3 month USD-	A basket	(312,148)
			LIBOR-BBA plus	(MLTRFCF2)
			0.10%)	of common stocks

units	2,143	3/14/13	3 month USD-	Russell 1000	241,299
			LIBOR-BBA minus	Total Return Index
			0.09%

units	450	3/14/13	3 month USD-	Russell 1000	50,669
			LIBOR-BBA minus	Total Return Index
			0.09%

units	308	3/14/13	3 month USD-	Russell 1000	34,680
			LIBOR-BBA minus	Total Return Index
			0.09%

units	1,330	4/5/13	3 month USD-	Russell 1000	149,756
			LIBOR-BBA minus	Total Return Index
			0.39%

Dynamic Risk Allocation Fund	49

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/12 (Unaudited) cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$800,000	11/7/22	(2.73%)	USA Non Revised	$1,344
				Consumer Price
				Index-Urban (CPI-U)

	70	2/13/13	(3 month USD-	A basket	12,391
			LIBOR-BBA)	(CGPUTQL2)
				of common stocks

	1,500,000	8/7/22	2.515%	USA Non Revised	(32,460)
				Consumer Price
				Index-Urban (CPI-U)

shares	20,457	9/10/13	(3 month USD-	Vanguard Index	(3,672)
			LIBOR-BBA)	Funds — MSCI
				Emerging Markets ETF

units	258	2/13/13	3 month USD-	Russell 1000	(32,107)
			LIBOR-BBA minus	Total Return Index
			0.15%

units	681	2/13/13	3 month USD-	Russell 1000	(84,747)
			LIBOR-BBA minus	Total Return Index
			0.15%

units	677	2/13/13	3 month USD-	Russell 1000	(84,283)
			LIBOR-BBA minus	Total Return Index
			0.15%

Credit Suisse International
	$34,150	11/25/13	(3 month USD-	Vanguard Index	9,273
			LIBOR-BBA)	Funds — MSCI
				Emerging Markets ETF

	3,400,000	8/7/22	(2.515%)	USA Non Revised	73,576
				Consumer Price
				Index-Urban (CPI-U)

	1,600,000	8/8/22	(2.5325%)	USA Non Revised	31,872
				Consumer Price
				Index-Urban (CPI-U)

	700,000	9/10/22	(2.5925%)	USA Non Revised	12,684
				Consumer Price
				Index-Urban (CPI-U)

	42,883	9/19/13	(3 month USD-	Vanguard Index	(11,544)
			LIBOR-BBA plus	Funds — MSCI
			0.05%)	Emerging Markets ETF

shares	6,269	2/18/13	(3 month USD-	Vanguard Index	5,477
			LIBOR-BBA minus	Funds — MSCI
			0.175%)	Emerging Markets ETF

shares	20,127	7/18/13	(3 month USD-	Vanguard Index	(8,840)
			LIBOR-BBA plus	Funds — MSCI
			0.10%)	Emerging Markets ETF

shares	94,529	7/2/13	(3 month USD-	Vanguard Index	(11,361)
			LIBOR-BBA plus	Funds — MSCI
			0.10%)	Emerging Markets ETF

50	Dynamic Risk Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/12 (Unaudited) cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$500,000	11/7/21	(2.43%)	USA Non Revised	$9,630
			Consumer Price
			Index-Urban (CPI-U)

Goldman Sachs International
1,500,000	10/5/22	(2.73%)	USA Non Revised	8,025
			Consumer Price
			Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
13,500,000	8/7/22	(2.515%)	USA Non Revised	289,320
			Consumer Price
			Index-Urban (CPI-U)

Total				$442,867

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
DJ CDX NA EM Series
18 Index	BB+/P	$(1,237,600)	$9,100,000	12/20/17	500 bp	$(58,553)

DJ CDX NA HY Series
19 Index	B+/P	21,875	3,500,000	12/20/17	500 bp	23,158

DJ CDX NA HY Series
19 Index	B+/P	(48,293)	6,439,000	12/20/17	500 bp	(9,266)

DJ CDX NA IG Series
19 Index	BBB+/P	(5,861)	1,180,000	12/20/17	100 bp	(3,699)

Citibank, N.A.
DJ CDX NA EM Series
18 Index	BB+/P	(99,520)	800,000	12/20/17	500 bp	466

DJ CDX NA IG Series
19 Index	BBB+/P	(2,342)	460,000	12/20/17	100 bp	(1,499)

Credit Suisse International
DJ CDX NA HY Series
19 Index	B+/P	5,000	2,000,000	12/20/17	500 bp	18,789

DJ CDX NA IG Series
19 Index	BBB+/P	(4,275)	850,000	12/20/17	100 bp	(2,718)

DJ CDX NA IG Series
19 Index	BBB+/P	(708)	550,000	12/20/17	100 bp	10

Deutsche Bank AG
DJ CDX NA HY Series
19 Index	B+/P	4,281	3,425,000	12/20/17	500 bp	16,954

DJ CDX NA HY Series
19 Index	B+/P	6,625	5,300,000	12/20/17	500 bp	39,484

Dynamic Risk Allocation Fund	51

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/12 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
DJ CDX NA IG Series
19 Index	BBB+/P	(12,456)	2,500,000	12/20/17	100 bp	(7,876)

DJ CDX NA IG Series
19 Index	BBB+/P	(329)	165,000	12/20/17	100 bp	37

JPMorgan Chase Bank N.A.
DJ CDX NA HY Series
19 Index	B+/P	(406,250)	25,000,000	12/20/17	500 bp	(258,198)

Total						$(242,911)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

52	Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,484,015	$—	$—

Capital goods	3,108,455	—	2,447

Communication services	2,181,330	—	—

Conglomerates	876,908	—	—

Consumer cyclicals	7,878,971	—	—

Consumer staples	6,749,672	—	—

Energy	5,332,682	—	—

Financials	14,774,289	—	—

Health care	6,834,145	—	—

Technology	11,433,345	—	—

Transportation	1,344,986	—	—

Utilities and power	1,567,794	—	—

Total common stocks	65,566,592	—	2,447

Commodity linked notes	—	9,295,660	—

Convertible bonds and notes	—	31,110	—

Corporate bonds and notes	—	9,160,327	—

Preferred stocks	—	43,392	—

Purchased equity options outstanding	—	433,172	—

U.S. government and agency mortgage obligations	—	5,364,179	—

U.S. Treasury obligations	—	1,210,349	—

Short-term investments	52,330,272	49,240,371	—

Totals by level	$117,896,864	$74,778,560	$2,447

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(270,089)	$—

Futures contracts	134,812	—	—

Written equity options outstanding	—	(604,609)	—

Interest rate swap contracts	—	1,450,026	—

Total return swap contracts	—	442,867	—

Credit default contracts	—	1,536,942	—

Totals by level	$134,812	$2,555,137	$—

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund	53

Statement of assets and liabilities 11/30/12 (Unaudited)

ASSETS

Investment in securities, at value, including $34,829 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $142,199,706)	$144,010,939
Affiliated issuers (identified cost $48,666,932) (Notes 1 and 7)	48,666,932

Cash	696

Foreign currency (cost $7,092) (Note 1)	7,092

Dividends, interest and other receivables	588,521

Receivable for shares of the fund sold	1,324,959

Receivable for investments sold	1,180,499

Receivable for variation margin (Note 1)	14,758

Unrealized appreciation on swap contracts (Note 1)	2,613,134

Premium paid on swap contracts (Note 1)	1,818,246

Unrealized appreciation on forward currency contracts (Note 1)	48,755

Total assets	200,274,531

LIABILITIES

Payable for investments purchased	992,570

Payable for purchases of delayed delivery securities (Note 1)	5,367,134

Payable for shares of the fund repurchased	223,335

Payable for compensation of Manager (Note 2)	82,274

Payable for custodian fees (Note 2)	49,383

Payable for investor servicing fees (Note 2)	56,297

Payable for Trustee compensation and expenses (Note 2)	1,856

Payable for administrative services (Note 2)	336

Payable for distribution fees (Note 2)	31,298

Unrealized depreciation on swap contracts (Note 1)	954,300

Premium received on swap contracts (Note 1)	47,245

Unrealized depreciation on forward currency contracts (Note 1)	318,844

Written options outstanding, at value (premiums $404,640) (Notes 1 and 3)	604,609

Collateral on securities loaned, at value (Note 1)	36,660

Collateral on certain derivative contracts, at value (Note 1)	5,263,137

Other accrued expenses	66,185

Total liabilities	14,095,463

Net assets	$186,179,068

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$177,143,591

Undistributed net investment income (Note 1)	118,857

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,782,834

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,133,786

Total — Representing net assets applicable to capital shares outstanding	$186,179,068

(Continued on next page)

54	Dynamic Risk Allocation Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($42,485,336 divided by 3,840,387 shares)	$11.06

Offering price per class A share (100/94.25 of $11.06)*	$11.73

Net asset value and offering price per class B share ($2,162,640 divided by 196,963 shares)**	$10.98

Net asset value and offering price per class C share ($10,804,302 divided by 984,976 shares)**	$10.97

Net asset value and redemption price per class M share ($217,775 divided by 19,785 shares)	$11.01

Offering price per class M share (100/96.50 of $11.01)*	$11.41

Net asset value, offering price and redemption price per class R share
($367,413 divided by 33,288 shares)	$11.04

Net asset value, offering price and redemption price per class R5 share
($10,508 divided by 947 shares)	$11.10

Net asset value, offering price and redemption price per class R6 share
($10,507 divided by 947 shares)	$11.10

Net asset value, offering price and redemption price per class Y share
($130,120,587 divided by 11,726,062 shares)	$11.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund	55

Statement of operations Six months ended 11/30/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $11,522)	$688,230

Interest (including interest income of $34,219 from investments in affiliated issuers) (Note 7)	199,161

Securities lending (Note 1)	1,575

Total investment income	888,966

EXPENSES

Compensation of Manager (Note 2)	690,056

Investor servicing fees (Note 2)	156,040

Custodian fees (Note 2)	55,502

Trustee compensation and expenses (Note 2)	5,978

Distribution fees (Note 2)	95,678

Administrative services (Note 2)	2,084

Amortization of offering costs (Note 1)	45,881

Other	96,858

Fees waived and reimbursed by Manager (Note 2)	(175,828)

Total expenses	972,249

Expense reduction (Note 2)	(82)

Net expenses	972,167

Net investment loss	(83,201)

Net realized loss on investments (Notes 1 and 3)	(485,476)

Net realized gain on swap contracts (Note 1)	4,327,211

Net realized gain on futures contracts (Note 1)	701,175

Net realized loss on foreign currency transactions (Note 1)	(140,341)

Net realized gain on written options (Notes 1 and 3)	112,237

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(24,703)

Net unrealized appreciation of investments, futures contracts, swap contracts, and written
options during the period	6,719,919

Net gain on investments	11,210,022

Net increase in net assets resulting from operations	$11,126,821

The accompanying notes are an integral part of these financial statements.

56	Dynamic Risk Allocation Fund

Statement of changes in net assets

		For the period 9/19/11
		(commencement of
INCREASE IN NET ASSETS	Six months ended 11/30/12*	operations) to 5/31/12

Operations:
Net investment loss	$(83,201)	$(38,824)

Net realized gain on investments
and foreign currency transactions	4,514,806	1,785,035

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,695,216	(3,561,430)

Net increase (decrease) in net assets resulting
from operations	11,126,821	(1,815,219)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(161,991)

Class B	—	(1,006)

Class C	—	(4,876)

Class M	—	(2,469)

Class R	—	(807)

Class Y	—	(15,416)

Net realized short-term gain on investments

Class A	—	(77,866)

Class B	—	(593)

Class C	—	(2,362)

Class M	—	(1,294)

Class R	—	(423)

Class Y	—	(7,022)

Increase from capital share transactions (Note 4)	47,464,255	114,679,336

Total increase in net assets	58,591,076	112,587,992

NET ASSETS

Beginning of period (Note 6)	127,587,992	15,000,000

End of period (including undistributed net investment
income of $118,857 and $202,058, respectively)	$186,179,068	$127,587,992

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund	57

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2012 **	$10.24	(.01)	.83	.82	—	—	—	$11.06	8.01 *	$42,485	.70 *	(.12) *	66 *
May 31, 2012 †	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77 *	38,666	.98 *	(.22) *	41 *

Class B
November 30, 2012 **	$10.20	(.05)	.83	.78	—	—	—	$10.98	7.65 *	$2,163	1.08 *	(.45) *	66 *
May 31, 2012 †	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19 *	727	1.50 *	(.68) *	41 *

Class C
November 30, 2012 **	$10.19	(.05)	.83	.78	—	—	—	$10.97	7.65 *	$10,804	1.08 *	(.45) *	66 *
May 31, 2012 †	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21 *	3,151	1.50 *	(.66) *	41 *

Class M
November 30, 2012 **	$10.21	(.04)	.84	.80	—	—	—	$11.01	7.84 *	$218	.95 *	(.37) *	66 *
May 31, 2012 †	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39 *	363	1.33 *	(.60) *	41 *

Class R
November 30, 2012 **	$10.23	(.02)	.83	.81	—	—	—	$11.04	7.92 *	$367	.83 *	(.19) *	66 *
May 31, 2012 †	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59 *	102	1.15 *	(.45) *	41 *

Class R5
November 30, 2012 **††	$10.56	— [e]	.54	.54	—	—	—	$11.10	5.11 *	$11	.48 *	— *[f]	66 *

Class R6
November 30, 2012 **††	$10.56	— [e]	.54	.54	—	—	—	$11.10	5.11 *	$11	.48 *	— *[f]	66 *

Class Y
November 30, 2012 **	$10.26	— [e]	.84	.84	—	—	—	$11.10	8.19 *	$130,121	.58 *	.01 *	66 *
May 31, 2012 †	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02 *	84,578	.80 *	.11 *	41 *

* Not annualized

** Unaudited.

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	11/30/12	5/31/12

Class A	0.12%	0.61%

Class B	0.12	0.61

Class C	0.12	0.61

Class M	0.12	0.61

Class R	0.12	0.61

Class R5	0.06	N/A

Class R6	0.02	N/A

Class Y	0.12	0.61

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

58	Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	59

Notes to financial statements 11/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from June 1, 2012 through November 30, 2012.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposure to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities of corporate or government issuers without constraint as to maturity or credit quality (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors. Effective July 2, 2012, the fund began offering class R5 and class R6 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

60	Dynamic Risk Allocation Fund

securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

Dynamic Risk Allocation Fund	61

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the period. Outstanding contracts on written options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

62	Dynamic Risk Allocation Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $53,700,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Dynamic Risk Allocation Fund	63

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $176,350 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $623,126 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $279,608.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool,

64	Dynamic Risk Allocation Fund

LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $34,829 and the fund received cash collateral of $36,660.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $190,903,631, resulting in gross unrealized appreciation and depreciation of $5,071,699 and $3,297,459, respectively, or net unrealized appreciation of $1,774,240.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the

Dynamic Risk Allocation Fund	65

average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,	0.850%	of the next $50 billion,

1.000%	of the next $5 billion,	0.830%	of the next $50 billion,

0.950%	of the next $10 billion,	0.820%	of the next $100 billion and

0.900%	of the next $10 billion,	0.815%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $122,600 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $53,228 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$47,030	Class R5	6

Class B	1,298	Class R6	2

Class C	6,079	Class Y	101,073

Class M	330	Total	$156,040

Class R	222

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $82 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $127, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

66	Dynamic Risk Allocation Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$57,468	Class M	1,216

Class B	6,444	Class R	542

Class C	30,008	Total	$95,678

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,311 and $311 from the sale of class A and class M shares, respectively, and received $1,569 and $24 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $73,659,159 and $43,344,924, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	370,191	$436,394

Options opened	1,317,124	723,213
Options exercised	—	—
Options expired	(682,979)	(433,573)
Options closed	(661,966)	(321,394)

Written options outstanding at the
end of the reporting period	342,370	$404,640

Dynamic Risk Allocation Fund	67

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 9/19/11
			(commencement of operations)
	Six months ended 11/30/12		to 5/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,949,287	$21,029,700	2,881,028	$29,872,014

Shares issued in connection with
reinvestment of distributions	—	—	4,632	45,158

	1,949,287	21,029,700	2,885,660	29,917,172

Shares repurchased	(1,885,163)	(20,487,460)	(559,397)	(5,816,748)

Net increase	64,124	$542,240	2,326,263	$24,100,424

			For the period 9/19/11
			(commencement of operations)
	Six months ended 11/30/12		to 5/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	146,590	$1,602,020	64,417	$666,891

Shares issued in connection with
reinvestment of distributions	—	—	47	459

	146,590	1,602,020	64,464	667,350

Shares repurchased	(20,901)	(225,508)	(3,190)	(32,489)

Net increase	125,689	$1,376,512	61,274	$634,861

			For the period 9/19/11
			(commencement of operations)
	Six months ended 11/30/12		to 5/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	732,896	$7,982,414	304,942	$3,146,929

Shares issued in connection with
reinvestment of distributions	—	—	615	5,988

	732,896	7,982,414	305,557	3,152,917

Shares repurchased	(57,136)	(620,387)	(6,341)	(65,420)

Net increase	675,760	$7,362,027	299,216	$3,087,497

			For the period 9/19/11
			(commencement of operations)
	Six months ended 11/30/12		to 5/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	11,398	$124,794	25,314	$257,414

Shares issued in connection with
reinvestment of distributions	—	—	260	2,533

	11,398	124,794	25,574	259,947

Shares repurchased	(27,183)	(290,135)	(4)	(45)

Net increase (decrease)	(15,785)	$(165,341)	25,570	$259,902

68	Dynamic Risk Allocation Fund

			Six months ended 11/30/12

Class R		Shares		Amount

Shares sold			23,288	$256,404

Shares issued in connection with
reinvestment of distributions			—	—

			23,288	256,404

Shares repurchased			—	—

Net increase			23,288	$256,404

			For the period 7/3/12
		(commencement of operations) to 11/30/12

Class R5		Shares		Amount

Shares sold			947	$10,000

Shares issued in connection with
reinvestment of distributions			—	—

			947	10,000

Shares repurchased			—	—

Net increase			947	$10,000

			For the period 7/3/12
		(commencement of operations) to 11/30/12

Class R6		Shares		Amount

Shares sold			947	$10,000

Shares issued in connection with
reinvestment of distributions			—	—

			947	10,000

Shares repurchased			—	—

Net increase			947	$10,000

			For the period 9/19/11
			(commencement of operations)
	Six months ended 11/30/12		to 5/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,564,123	$49,738,400	9,160,766	$96,224,452

Shares issued in connection with
reinvestment of distributions	—	—	936	9,126

	4,564,123	49,738,400	9,161,702	96,233,578

Shares repurchased	(1,083,569)	(11,665,987)	(926,194)	(9,636,926)

Net increase	3,480,554	$38,072,413	8,235,508	$86,596,652

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	10,000	30.0%	$110,400

Class R5	947	100.0%	$10,508

Class R6	947	100.0%	$10,507

At the close of the reporting period, a shareholder owned 39.81% of the outstanding shares of the fund.

Dynamic Risk Allocation Fund	69

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,536,942	Payables	$—

Foreign exchange
contracts	Receivables	48,755	Payables	318,844

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,062,011*	depreciation	1,265,879*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,313,195*	depreciation	253,059*

Total		$4,960,903		$1,837,782

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,338,317	$3,338,317

Foreign exchange
contracts	—	—	(141,456)	—	$(141,456)

Equity contracts	(122,295)	(228,049)	—	201,742	$(148,602)

Interest rate contracts	—	929,224	—	787,152	$1,716,376

Total	$(122,295)	$701,175	$(141,456)	$4,327,211	$4,764,635

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,312,490	$1,312,490

Foreign exchange
contracts	—	—	(24,387)	—	$(24,387)

Equity contracts	(983,794)	(552,581)	—	686,825	$(849,550)

Interest rate contracts	—	(626,057)	—	647,914	$21,857

Total	$(983,794)	$(1,178,638)	$(24,387)	$2,647,229	$460,410

70	Dynamic Risk Allocation Fund

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 19, 2011. Prior to September 19, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$14,500,000	1,450,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$57,732,468	$65,635,050	$74,737,246	$34,219	$48,630,272

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Dynamic Risk Allocation Fund	71

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

72	Dynamic Risk Allocation Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA735
278532 1/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2013